                                                                    EXHIBIT 10.4

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 30, 2004, is by and among MediaNews Group, Inc. (the "Borrower"), the guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders parties hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

      1. The Borrower, the Guarantors, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent entered into that certain Credit Agreement dated as of December 30, 2003, as amended pursuant a First Amendment to Credit Agreement dated as of January 20, 2004 and as further amended pursuant a Second Amendment to Credit Agreement dated as of April 16, 2004 (as previously amended, the "Existing Credit Agreement"). Capitalized terms used herein which are not defined herein and which are defined in the Existing Credit Agreement shall have the same meanings as therein defined.

      2. The Borrower has requested that certain provisions of the Existing Credit Agreement be amended.

      3. The parties have agreed to amend the Existing Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. Amendments to Existing Credit Agreement. Effective upon satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows:

            (A) The Existing Credit Agreement (but not the Schedules and Exhibits thereto, except as otherwise provided in this Amendment) is hereby amended and restated in its entirety as set forth in Annex I attached hereto (such amended and restated document being referred to herein as the "Amended Credit Agreement"). As so amended, the Existing Credit Agreement shall continue in full force and effect.

            (B) Exhibits 2.02, 2.11(c) and 11.07 to the Existing Credit Agreement are hereby deleted in their entireties and new Exhibits 2.02, 2.11(c) and 11.07 in the form of Exhibits 2.02, 2.11(c) and 11.07 attached to Annex I attached hereto are substituted therefor.

            (C) A new Schedule 2.01A in the form of Schedule 2.01A attached to Annex I attached hereto is hereby added to the Existing Credit Agreement immediately following existing Schedule 2.01.

            (D) The Lenders hereby (i) release and discharge each of The Denver Post Corporation, Eastern Colorado Publishing Company and Eastern Colorado Production Facilities, Inc. (collectively the "Released Subsidiaries") from all payment and performance obligations, liabilities, covenants and agreements of any kind under or in respect of the Loan Documents (including the guarantees given pursuant to Article IV of the Credit Agreement), (ii) release, discharge and forever waive all security interests, pledges or other Liens in favor of the Lenders or the Administrative Agent, on behalf of the Lenders, in or on the Capital Stock of Eastern Colorado Publishing Company, Eastern Colorado Production Facilities, Inc. and DNA arising or created under the Credit Agreement, the Pledge Agreement or any other pledge or security agreement entered into in connection with the Credit Agreement to which any Released Subsidiary is party and which secures the Obligations, and (iii) authorizes the Administrative Agent to (1) execute and deliver to the Borrower, at the sole expense of the Borrower, all documents or instruments reasonably requested by the Borrower in connection therewith, including UCC-3 termination statements and (2) return certificates evidencing the shares of Capital Stock of Eastern Colorado Publishing Company and Eastern Colorado Production Facilities, Inc. that are in the possession of the Administrative Agent.

      2. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

            (A) receipt by the Administrative Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Required Lenders and each of the Lenders having a Tranche A Term Loan Commitment (as defined in the Amended Credit Agreement) and/or a Tranche C Term Loan Commitment (as defined in the Amended Credit Agreement); and

            (B) receipt by the Administrative Agent of (i) copies of resolutions of the board of directors (or comparable governing authority) of each of the Loan Parties approving and adopting the Amendment and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in force and effect as of the date hereof and (ii) a written opinion of legal counsel for the Loan Parties, dated as of the date hereof, in form and substance reasonably satisfactory to the Administrative Agent.

      3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VI of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Loan Documents.

      4. Reaffirmation of Obligations. Each Loan Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Amended Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. Without limiting the generality of the foregoing sentence, each of the Guarantors hereby (a) jointly and severally reaffirms and ratifies its guaranty of the Obligations pursuant to Article IV of the Amended Credit Agreement, including, without limitation, all Obligations in respect of the Tranche A Term Loan and the Tranche C Term Loan, and (b) jointly and severally reaffirms and ratifies all agreements set forth in such Collateral Documents securing such guaranty, all of which shall in all respects remain in full force and effect and shall continue to guarantee and secure any and all of the Obligations, whether now existing or hereafter arising and including, without limitation, all Obligations in respect of the Tranche A Term Loan and the Tranche C Term Loan, on the same terms and conditions as are now set forth in such Collateral Documents.

      5. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Section 2 above, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

      6. Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

      7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                     MEDIANEWS GROUP, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

GUARANTORS:                   ALASKA BROADCASTING COMPANY, INC.,
                              an Alaskan corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              CHARLESTON PUBLISHING COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              CONNECTICUT NEWSPAPERS PUBLISHING
                                 COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ---------------------------------------------
                              Name:Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              FITCHBURG INTERNET MEDIA PUBLISHING
                                 COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              FITCHBURG PUBLISHING COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              GRAHAM NEWSPAPERS, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              HANOVER PUBLISHING CO.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              KEARNS-TRIBUNE, LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LONG BEACH PUBLISHING COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOS ANGELES DAILY NEWS PUBLISHING
                                 COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOWELL INTERNET MEDIA PUBLISHING
                                 COMPANY, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              LOWELL PUBLISHING COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              MEDIANEWS GROUP INTERACTIVE, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              MEDIANEWS SERVICES, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW ENGLAND INTERNET MEDIA
                                 PUBLISHING, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW ENGLAND NEWSPAPERS, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW MEXICO-TEXAS MEDIANEWS GROUP
                                 INTERACTIVE, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NEW MEXICO-TEXAS MEDIANEWS LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NIMITZ PAPER COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              NORTHWEST NEW MEXICO PUBLISHING
                                 COMPANY,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ---------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              RATE WATCH, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              WEST COAST MEDIANEWS LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK NEWSPAPERS, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK NEWSPAPERS HOLDINGS, L.P.,
                              a Delaware limited partnership,

                              By: York Newspapers, Inc.
                                   Managing General Partner

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK NEWSPAPERS HOLDINGS, INC.,
                              a Delaware corporation

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK NEWSPAPERS HOLDINGS, LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK DISPATCH LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK SUNDAY NEWS LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              YORK DAILY RECORD LLC,
                              a Delaware limited liability company

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

                              THE YORK NEWSPAPER COMPANY,
                              a Pennsylvania general partnership,

                              By: York Newspapers Holdings, L.P.,
                                   Managing General Partner

                              By: York Newspapers Inc.,
                                   Managing General Partner

                              By: /s/Ronald A. Mayo
                                  ----------------------------------------------
                              Name: Ronald A. Mayo
                              Title: Vice President & Chief Financial Officer

ADMINISTRATIVE
AGENT:                        BANK OF AMERICA, N.A.

                              By: /s/Molly J. Oxford
                                  ----------------------------------------------
                              Name: Molly J. Oxford
                              Title: Vice President

LENDERS:                      BANK OF AMERICA, N.A.

                              By: /s/Todd Shipley
                                  ----------------------------------------------
                              Name: Todd Shipley
                              Title: Managing Director

                              CALYON NEW YORK BRANCH
                              (successor in interest by consolidation to Credit Lyonnais New York Branch)

                              By: /s/Attilla Coach
                                  ----------------------------------------------
                              Name: Attilla Coach
                              Title: Managing Director

                              By: /s/Philippe Soustra
                                  ----------------------------------------------
                              Name: Philippe Soustra
                              Title: Executive Vice President

                              --------------------------------------------------
                              WACHOVIA BANK, NATIONAL
                                 ASSOCIATION

                              By: /s/Russ Lyons
                                  ----------------------------------------------
                              Name: Russ Lyons
                              Title: Director

                              --------------------------------------------------
                              Toronto Dominion (New York), Inc.

                              By: /s/Gwen Zirkle
                                  ----------------------------------------------
                              Name: Gwen Zirkle
                              Title: Vice President

                              DEUTSCHE BANK TRUST COMPANY
                                 AMERICAS

                              By: /s/Susan LeFevre
                                  ----------------------------------------------
                              Name: Susan LeFevre
                              Title: Director

                              Citizens Bank of Massachusetts

                              By: /s/Michael D. Elwell
                                  ----------------------------------------------
                              Name: Michael D. Elwell
                              Title: Vice President

                              UFJ BANK LIMITED

                              By: /s/Russell Bohner
                                  ----------------------------------------------
                              Name: Russell Bohner
                              Title: Vice President

                              Comerica West Incorporated

                              By: /s/Elise M. Walker
                                  ----------------------------------------------
                              Name: Elise M. Walker
                              Title: Vice President

                              GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                              By: /s/Robert M. Kadlick
                                  ----------------------------------------------
                              Name: Robert M. Kadlick
                              Title: Duly Authorized Signatory

                              --------------------------------------------------
                              LaSalle Bank National Association

                              By: /s/Nate Palmer
                                  ----------------------------------------------
                              Name: Nate Palmer
                              Title: AVP

                              --------------------------------------------------
                              National City Bank

                              By: /s/David Denlinger
                                  ----------------------------------------------
                              Name: David Denlinger
                              Title: Vice President

                              --------------------------------------------------
                              Sumitomo Mitsui Banking Corporation

                              By: /s/Leo E. Pagarigan
                                  ----------------------------------------------
                              Name: Leo E. Pagarigan
                              Title: Senior Vice President

                              SUNTRUST BANK

                              By: /s/Jeffrey E. Hauser
                                  ----------------------------------------------
                              Name: Jeffrey E. Hauser
                              Title: Managing Director

                              --------------------------------------------------
                              Wells Fargo Bank N.A.

                              By: /s/Catherine M. Jones
                                  ----------------------------------------------
                              Name: Catherine M. Jones
                              Title: Vice President

                              --------------------------------------------------
                              JP Morgan Chase Bank

                              By: /s/Claire E. Aldrich
                                  ----------------------------------------------
                              Name: Claire E. Aldrich
                              Title: Vice President

                              KZH CRESCENT-2 LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH CRESCENT-3 LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH CYPRESSTREE-1 LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH PONDVIEW LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH SOLEIL LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH SOLEIL-2 LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KZH STERLING LLC

                              By: /s/Joyce Fraser-Bryant
                                  ----------------------------------------------
                              Name: Joyce Fraser-Bryant
                              Title: Authorized Agent

                              KEYBANK NATIONAL ASSOCIATION

                              By: /s/Laura E. Thozeski
                                  ----------------------------------------------
                              Name: Laura E. Thozeski
                              Title: Assistant Vice President

                              THE BANK OF NEW YORK

                              By: /s/John C. Lambert
                                  ----------------------------------------------
                              Name: John C. Lambert
                              Title: Senior Vice President

                              U.S. Bank National Association

                              By: /s/Colleen McEvoy
                                  ----------------------------------------------
                              Name: Colleen McEvoy
                              Title: Vice President

                              UNION BANK OF CALIFORNIA, N.A.

                              By: /s/Richard Vian
                                  ----------------------------------------------
                              Name: Richard Vian
                              Title: Assistant Vice President

                              PILGRIM CLO 1999-1 LTD.

                              By: ING Investments, LLC
                                   as its investment manager

                              By: /s/Mohamed Basma
                                  ----------------------------------------------
                              Name: Mohamed Basma
                              Title: Vice President

                              SEQUILS - PILGRIM I, LTD.

                              By: ING Investments, LLC
                                   as its investment manager

                              By: /s/Mohamed Basma
                                  ----------------------------------------------
                              Name: Mohamed Basma
                              Title: Vice President

                              C.M. LIFE INSURANCE COMPANY

                              By: Babson Capital Management LLC
                                   As Investment Sub-Advisor

                              By: /s/David P. Wells
                                  ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                              APEX (IDM) CDO I LTD.
                              BABSON CLO LTD. 2003-I
                              ELC (CAYMAN) LTD. 1999-II
                              ELC (CAYMAN) LTD. 1999-III
                              ELC (CAYMAN) LTD. 2000-I
                              SEABOARD CLO 2000 LTD.
                              SUFFIELD CLO, LIMITED
                              TRYON CLO LTD. 2000-I

                              By: Babson Capital Management LLC
                                   As Collateral Manager

                              By: /s/David P. Wells
                                  ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                              SIMSBURY CLO, LIMITED

                              By: Babson Capital Management LLC
                                    under delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company as Collateral Manager

                              By: /s/David P. Wells
                                  ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                              BILL & MELINDA GATES FOUNDATION

                              By: Babson Capital Management LLC
                                    As Investment Adviser

                              By: /s/David P. Wells
                                  ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                              MAPLEWOOD (CAYMAN) LIMITED

                              By:  David L. Babson & Company Inc.
                                    under delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company as Investment Manager

                              By: /s/David P. Wells
                                  ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                              Erste Bank New York

                              By: /s/Bob Wagman
                                  ----------------------------------------------
                              Name: Bob Wagman
                              Title: Vice President

                              By: /s/Bryan Lynch
                                  ----------------------------------------------
                              Name: Bryan Lynch
                              Title: First Vice President

                              Fidelity Advisor Series II:  Fidelity Advisor
                                 Floating Rate High Income Fund

                              By: /s/Mark Osterheld
                                  ----------------------------------------------
                              Name: Mark Osterheld
                              Title: Assistant Treasurer

                              Hamilton Floating Rate Fund, LLC

                              By: /s/Daniel J. Damon
                                  ----------------------------------------------
                              Name: Daniel J. Damon
                              Title: Managing Director

                              ARCHIMEDES FUNDING III, LTD.

                              By: ING Capital Advisors LLC,
                                    as Collateral Manager

                              By: /s/Steven Gorski
                                  ----------------------------------------------
                              Name: Steven Gorski
                              Title: Director

                              ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                              By: ING Capital Advisors LLC,
                                    as Collateral Manager

                              By: /s/Steven Gorski
                                  ----------------------------------------------
                              Name: Steven Gorski
                              Title: Director

                              ENDURANCE CLO I, LTD.

                              c/o: ING Capital Advisors LLC,
                                    as Collateral Manager

                              By: /s/Steven Gorski
                                  ----------------------------------------------
                              Name: Steven Gorski
                              Title: Director

                              NEMEAN CLO, LTD.

                              By: ING Capital Advisors LLC,
                                    as Investment Manager

                              By: /s/Steven Gorski
                                  ----------------------------------------------
                              Name: Steven Gorski
                              Title: Director

                              SEQUILS-ING I (HBDGM), LTD.

                              By: ING Capital Advisors LLC,
                                    as Collateral Manager

                              By: /s/Steven Gorski
                                  ----------------------------------------------
                              Name: Steven Gorski
                              Title: Director

                              __________________________________________________
                              MOUNTAIN CAPITAL CLO I, LTD.

                              By: /s/Chris Siddons
                                  ----------------------------------------------
                              Name: Chris Siddons
                              Title: Director

                              C-SQUARED CDO LTD.

                              By: TCW Advisors, Inc., as its
                                    Portfolio Manager

                              By: /s/G. Steven Kalin
                                  ----------------------------------------------
                              Name: G. Steven Kalin
                              Title: Senior Vice President

                              TCW SELECT LOAN FUND, LIMITED

                              By: TCW Advisors, Inc., as its
                                    Collateral Manager

                              By: /s/G. Steven Kalin
                                  ----------------------------------------------
                              Name: G. Steven Kalin
                              Title: Senior Vice President

                              By: /s/Richard F. Kurth
                                  ----------------------------------------------
                              Name: Richard F. Kurth
                              Title: Senior Vice President

                              LOAN FUNDING I LLC,
                              a wholly owned subsidiary of Citibank, N.A.

                              By: TCW Advisors, Inc., as portfolio
                                    manager of Loan Funding I LLC

                              By: /s/G. Steven Kalin
                                  ----------------------------------------------
                              Name: G. Steven Kalin
                              Title: Senior Vice President

                              By: /s/Richard F. Kurth
                                  ----------------------------------------------
                              Name: Richard F. Kurth
                              Title: Senior Vice President

                              APEX (Trimaran) CDO I, LTD.

                              By: Trimaran Advisors, L.L.C.

                              By: /s/David M. Millison
                                  ----------------------------------------------
                              Name: David M. Millison
                              Title: Managing Director

                              Centurion CDO VII, Ltd.

                              By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                              By: /s/Leanne Stavrakis
                                  ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                              Centurion CDO II, Ltd.

                              By: American Express Asset Management
                                    Group, Inc. as Collateral Manager

                              By: /s/Leanne Stavrakis
                                  ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                              Centurion CDO VI, Ltd.

                              By: American Express Asset Management
                                    Group as Collateral Manager

                              By: /s/Leanne Stavrakis
                                  ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                              IDS Life Insurance Company

                              By: /s/Lorraine R. Hart
                                  ----------------------------------------------
                              Name: Lorraine R. Hart
                              Title: Vice President - Investments

                              American Express Certificate Company

                              By: /s/Lorraine R. Hart
                                  ----------------------------------------------
                              Name: Lorraine R. Hart
                              Title: Vice President - Investments

                              Sequils-Centurion V, Ltd.

                              By: American Express Asset Management
                                    Group, Inc., as Collateral Manager

                              By: /s/Leanne Stavrakis
                                  ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                     Sierra CLO I
                              --------------------------------------------------

                              By: /s/John M. Casparian
                                  ----------------------------------------------
                              Name: John M. Casparian
                              Title: Chief Operating Officer
                                     CentrePacific, Manager

                                     ANNEX I

                         THIRD AMENDMENT AND RESTATEMENT

                           Dated as of August 30, 2004

                        OF THAT CERTAIN CREDIT AGREEMENT

                          Dated as of December 30, 2003

                                      among

                             MEDIANEWS GROUP, INC.,
                                as the Borrower,

               THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,
                               as the Guarantors,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                              THE BANK OF NEW YORK,
                              as Syndication Agent,

                               FLEET NATIONAL BANK
                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as Co-Documentation Agents,

                                       and

                         THE OTHER LENDERS PARTY HERETO

                                  Arranged By:

                         BANC OF AMERICA SECURITIES LLC
                                       and

                         WACHOVIA CAPITAL MARKETS, LLC,

                 as Joint Lead Arrangers and Joint Book Managers

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS........................................................          1
         1.01 Defined Terms.......................................................................          1
         1.02 Other Interpretive Provisions.......................................................         33
         1.03 Accounting Terms; Calculations; Consolidation.......................................         33
         1.04 Rounding............................................................................         35
         1.05 References to Agreements and Laws...................................................         35
         1.06 Times of Day........................................................................         35
         1.07 Letter of Credit Amounts............................................................         35

ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS..................................................         35
         2.01 Revolving Loans and Term Loans......................................................         35
         2.02 Borrowings, Conversions and Continuations of Loans..................................         36
         2.03 Letters of Credit...................................................................         38
         2.04 Swingline Loans.....................................................................         45
         2.05 Prepayments.........................................................................         47
         2.06 Termination or Reduction of Aggregate Revolving Commitments.........................         49
         2.07 Repayment of Loans..................................................................         49
         2.08 Interest............................................................................         52
         2.09 Fees................................................................................         53
         2.10 Computation of Interest and Fees....................................................         53
         2.11 Evidence of Debt....................................................................         53
         2.12 Payments Generally..................................................................         54
         2.13 Sharing of Payments.................................................................         56
         2.14 Extension of Maturity Date..........................................................         56

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY................................................         57
         3.01 Taxes...............................................................................         57
         3.02 Illegality..........................................................................         58
         3.03 Inability to Determine Rates........................................................         58
         3.04 Increased Cost and Reduced Return; Capital Adequacy.................................         59
         3.05 Funding Losses......................................................................         59
         3.06 Matters Applicable to all Requests for Compensation.................................         60
         3.07 Survival............................................................................         60

ARTICLE IV GUARANTY...............................................................................         61
         4.01 The Guaranty........................................................................         61
         4.02 Obligations Unconditional...........................................................         61
         4.03 Reinstatement.......................................................................         62
         4.04 Certain Additional Waivers..........................................................         63
         4.05 Remedies............................................................................         63
         4.06 Rights of Contribution..............................................................         63
         4.07 Guarantee of Payment; Continuing Guarantee..........................................         63

ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS...............................................         63
         5.01 Conditions of Initial Credit Extension..............................................         63
         5.02 Conditions to all Credit Extensions.................................................         66

ARTICLE VI REPRESENTATIONS AND WARRANTIES.........................................................         66
         6.01 Organization; Power; Qualification..................................................         66
         6.02 Subsidiaries........................................................................         67
         6.03 Authorization; Enforceability; Required Consents; Absence of Conflicts..............         67
         6.04 Taxes...............................................................................         67
         6.05 Litigation..........................................................................         68

         6.06 Burdensome Provisions...............................................................         68
         6.07 No Adverse Change or Event..........................................................         68
         6.08 Additional Adverse Facts............................................................         68
         6.09 Investment Company Act..............................................................         68
         6.10 Substance Release and Disposal......................................................         68
         6.11 Senior Obligations..................................................................         69
         6.12 Solvency............................................................................         69
         6.13 Perfection of Security Interests in the Collateral..................................         69
         6.14 Chief Executive Office, Etc.........................................................         69
         6.15 Tax Shelter Regulations.............................................................         69
         6.16 Accuracy of Financial Statements and Information....................................         70

ARTICLE VII AFFIRMATIVE COVENANTS.................................................................         71
         7.01 Information to Be Furnished.........................................................         71
         7.02 Preservation of Existence and Properties, Scope of Business, Compliance with Law,
              Payment of Taxes and Claims, Preservation of Enforceability.........................         74
         7.03 Insurance...........................................................................         75
         7.04 Additional Subsidiaries.............................................................         75
         7.05 Use of Proceeds.....................................................................         76
         7.06 Additional Covenants Relating to Disclosure.........................................         76
         7.07 Authorization of Third Parties to Deliver Information and Discuss Affairs...........         77
         7.08 Pledged Assets......................................................................         77

ARTICLE VII NEGATIVE COVENANTS....................................................................         77
         8.01 Indebtedness........................................................................         78
         8.02 Guarantees..........................................................................         79
         8.03 Liens...............................................................................         79
         8.04 Restricted Payments.................................................................         79
         8.05 Merger or Consolidation.............................................................         80
         8.06 Voluntary Dispositions..............................................................         81
         8.07 Investments.........................................................................         83
         8.08 Taxes of Other Persons..............................................................         83
         8.09 Benefit Plans.......................................................................         83
         8.10 Transactions with Affiliates........................................................         83
         8.11 Limitation on Restrictive Covenants.................................................         83
         8.12 Issuance or Disposition of Capital Stock............................................         84
         8.13 Substance Storage and Disposal......................................................         84
         8.14 Permitted Tax Sharing Agreements; JOA Contracts.....................................         84
         8.15 Certain Restrictions with Respect to Other Indebtedness.............................         84
         8.16 Certain Activities of the California Partnership....................................         85
         8.17 Certain Activities of Denver; Denver Acquisition Documents..........................         85
         8.18 Master Intercompany Note............................................................         85
         8.19 Financial Covenants.................................................................         85
         8.20 Designated Senior Debt..............................................................         86
         8.21 Additional JOAs.....................................................................         86
         8.22 Additional Limitations on Restricted Subsidiaries or JOAs that are not Guarantors...         86

ARTICLE IX EVENTS OF DEFAULT AND REMEDIES.........................................................         87
         9.01 Events of Default...................................................................         87
         9.02 Remedies Upon Event of Default......................................................         90
         9.03 Application of Funds................................................................         90

ARTICLE X ADMINISTRATIVE AGENT....................................................................         91
         10.01 Appointment and Authorization of Administrative Agent..............................         91
         10.02 Delegation of Duties...............................................................         92

         10.03 Liability of Administrative Agent..................................................          92
         10.04 Reliance by Administrative Agent...................................................          92
         10.05 Notice of Default..................................................................          93
         10.06 Credit Decision; Disclosure of Information by Administrative Agent.................          93
         10.07 Indemnification of Administrative Agent............................................          94
         10.08 Administrative Agent in its Individual Capacity....................................          94
         10.09 Successor Administrative Agent.....................................................          94
         10.10 Administrative Agent May File Proofs of Claim......................................          95
         10.11 Collateral and Guaranty Matters....................................................          96
         10.12 Other Agents; Arrangers and Managers...............................................          96

ARTICLE XI MISCELLANEOUS..........................................................................          96
         11.01 Amendments, Etc....................................................................          96
         11.02 Notices and Other Communications; Facsimile Copies.................................          98
         11.03 No Waiver; Cumulative Remedies.....................................................          99
         11.04 Attorney Costs, Expenses and Taxes.................................................          99
         11.05 Indemnification by the Borrower....................................................         100
         11.06 Payments Set Aside.................................................................         101
         11.07 Successors and Assigns.............................................................         101
         11.08 Confidentiality....................................................................         104
         11.09 Set-off............................................................................         105
         11.10 Interest Rate Limitation...........................................................         105
         11.11 Counterparts.......................................................................         105
         11.12 Integration........................................................................         105
         11.13 Survival of Representations and Warranties.........................................         106
         11.14 Severability.......................................................................         106
         11.15 Tax Forms..........................................................................         107
         11.16 Replacement of Lenders.............................................................         108
         11.17 Governing Law......................................................................         109
         11.18 Waiver of Right to Trial by Jury...................................................         109
         11.19 USA Patriot Act Notice.............................................................         110
         11.20 Source of Funds....................................................................         110

       SCHEDULES

         1.01         Existing Letters of Credit

         2.01         Commitments and Pro Rata Shares

         2.01A Commitments and Pro Rata Shares (Tranche A Term Loan and Tranche C Term Loan)

         6.02         Subsidiaries

         6.03         Required Consents and Government Approvals

         6.05         Litigation

         6.08         Additional Material Adverse Facts

         6.10         Environmental Liabilities

         6.14(a)      Locations of Chief Executive Office, Etc.

         6.14(b)      Changes in Legal Name, State of Formation and Structure

         6.16(a)      Historical Financial Information

         7.08         Pledged Assets

         8.01         Existing Debt

         8.02         Existing Guarantees

         8.03         Existing Liens

         8.07         Existing Investments

         8.10         Affiliate Transactions

         8.11         Permitted Restrictive Covenants

         8.22         Existing JOA Restrictions

         11.02        Certain Addresses for Notices

       EXHIBITS

         2.02         Form of Loan Notice

         2.04         Form of Swingline Loan Notice

         2.11(a)      Form of Revolving Note

         2.11(b)      Form of Swingline Note

         2.11(c)      Form of Term Loan Note

         7.01(c)      Form of Compliance Certificate

         7.04         Form of Joinder Agreement

         11.07        Form of Assignment and Assumption

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of August 30, 2004 among MEDIANEWS GROUP, INC, a Delaware corporation (the "Borrower"), the Guarantors (defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent.

      The Borrower has requested that the Lenders provide $600,000,000 in credit facilities for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein.

      In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      1.01 DEFINED TERMS.

      As used in this Agreement, the following terms shall have the meanings set forth below:

      "1999 Indenture" means the Indenture dated as of March 16, 1999 between the Borrower and The Bank of New York, as trustee, with respect to the 1999 Subordinated Notes.

      "1999 Subordinated Notes" means the 8-5/8% Senior Subordinated Notes due 2011, Series A and Series B, of the Borrower.

      "2003 Indenture" means the Indenture dated as of November 25, 2003 between the Borrower and The Bank of New York, as trustee, with respect to the 2003 Subordinated Notes.

      "2003 Subordinated Notes" means the 6-7/8% Senior Subordinated Notes due 2013, of the Borrower.

      "Accumulated Funding Deficiency" has the meaning ascribed to that term in
Section 302 of ERISA.

      "Acquisition", by any Person, means the acquisition by such Person (to the extent not constituting a capital expenditure), in a single transaction or in a series of related transactions, of at least a majority of the Capital Stock or at least a majority of the Property, or of at least a majority of a business unit, of another Person, whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise.

      "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

      "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 11.02 or such other address or account as the Administrative Agent may from time to time notify in writing to the Borrower and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

         "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, BAS), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Revolving Commitments" means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Closing Date is Three Hundred Fifty Million Dollars
($350,000,000).

         "Agreement" means this Credit Agreement, as amended, modified, supplemented and extended from time to time.

         "Airplane Debt" has the meaning specified in Section 8.01(d).

         "Amendment No. 3" means the Third Amendment to Credit Agreement dated as of August 30, 2004 by and among the Borrower, the Guarantors, the Lenders parties thereto and the Administrative Agent.

         "Amendment No. 3 Effective Date" means August 30, 2004.

         "Applicable Rate" means the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(c):

                                                              Eurodollar Loans                 Base Rate Loans
                                                       -----------------------------  --------------------------------
                                                       Revolving                      Revolving
                                                       Loans and                      Loans and
            Consolidated                               Tranche A   Tranche   Tranche  Tranche A   Tranche    Tranche C
Pricing    Total Leverage    Commitment   Letters of     Term      B Term    C Term     Term       B Term      Term
  Tier         Ratio            Fee         Credit       Loan       Loan       Loan     Loan        Loan       Loan
--------   --------------    ----------   -----------  ----------  -------   -------  ---------   --------   ---------
   1       Less than 4.0x       0.25%       1.125%      1.125%      1.75%     1.50%    0.125%       0.75%      0.50%

   2       Less than 4.5
            to 1.0 but
            equal to or
           greater than
            4.0 to 1.0          0.25%        1.25%       1.25%      1.75%     1.50%     0.25%       0.75%      0.50%

  3        Less than 5.0
             to 1.0 but
            equal to or
            greater than
            4.5 to 1.0         0.375%        1.50%       1.50%    1 .875%     1.50%     0.50%      0.875%      0.50%

   4       Less than 5.5
             to 1.0 but
            equal to or
            greater than
            5.0 to 1.0         0.375%        1.75%       1.75%      2.00%     1.50%     0.75%       1.00%      0.50%

   5        Equal to or
            greater than
            5.5 to 1.0         0.375%        2.00%       2.00%      2.00%     1.50%     1.00%       1.00%      0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date such Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Total Leverage Ratio contained in such Compliance Certificate. Notwithstanding the foregoing, until the first anniversary of the Amendment No. 3 Effective Date, the Applicable Rate with respect to the Tranche A Term Loan shall be 1.50% for Eurodollar Loans and 0.50% for Base Rate Loans.

         "Asset Disposition Prepayment Event" means (a) except as provided in clause (b) below, with respect to any Voluntary Disposition (other than an Excluded Disposition), any Involuntary Disposition or any JOA Asset Disposition, the failure of the Borrower and its Restricted Subsidiaries to apply (or cause to be applied) the Net Cash Proceeds of such Voluntary Disposition, Involuntary Disposition or JOA Asset Disposition to Eligible Reinvestments during the period of 360 days (or such earlier date as provided for reinvestment of the proceeds thereof under the documents evidencing or governing any Subordinated Debt) following receipt of such Net Cash Proceeds by the Borrower or any Restricted Subsidiary and (b) the payment of the purchase price following the exercise of a Permitted Option in respect of interests in the Salt Lake Printer Entity or the K-T Printer Assets if, at the time of such payment, either (1) an Event of Default exists immediately before or after giving effect to such transaction, or
(2) after giving effect to such transaction on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information, the Borrower would not be in compliance with Section 8.19 (as evidenced by a Pro Forma Compliance Certificate delivered to the Administrative Agent by a Responsible Officer of the Borrower at such time).

         "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.07(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.07 or any other form approved by the Administrative Agent (including any master assignment).

         "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all reasonable expenses and disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease of any Person, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

         "Availability Period" means, with respect to the Revolving Commitments, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the of the L/C Issuers to make L/C Credit Extensions pursuant to Section 9.02.

         "Bank of America" means Bank of America, N.A. and its successors.

         "BAS" means Banc of America Securities LLC, in its capacity as joint lead arranger and joint book manager.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the "prime rate" announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Benefit Plan" means, with respect to any Person, at any time, any employee benefit plan (including a Multiemployer Benefit Plan) subject to the funding requirements of Section 302 of ERISA or Section 412 of the Internal Revenue Code, for which the funding requirements are, or at any time within six years immediately preceding the time in question were, in whole or in part, the responsibility of such Person. Unless otherwise specified, "Benefit Plan" means a Benefit Plan of the Borrower or any of its ERISA Affiliates.

         "Borrower" has the meaning specified in the introductory paragraph hereto.

         "Borrowing" means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

         "California Guaranty" has the meaning specified in Section 8.01(e).

         "California Partnership" means California Newspapers Partnership, a Delaware general partnership.

         "Capital Lease" means, as applied to any Person, any lease of any Property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

         "Capital Stock" means (i) in the case of a corporation, capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. Notwithstanding anything to the contrary contained herein, the Greenco Option Agreement shall not constitute Capital Stock.

         "Cash Collateralize" has the meaning specified in Section 2.03(g).

         "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than 90 days from the date of acquisition thereof, (b) time deposits and certificates of deposit of a Lender or any United States commercial bank of recognized standing having capital and surplus in excess of $500,000,000, with maturities of not more than 90 days from the date of acquisition thereof, (c) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) entered into with any bank meeting the qualifications specified in clause (b) above, and (d) commercial paper issued by the parent corporation of a Lender or any United States commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and any other commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing within 90 days after the date of acquisition thereof.

         "Cash Flow Percentage" means, as of the date of any Voluntary Disposition of Capital Stock or assets, the ratio, expressed as a percentage, derived by dividing (a) the portion of Consolidated Operating Cash Flow attributable thereto for the four consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date for which the Required Financial Information is available and has been delivered to the Lenders hereunder prior to the date of such Voluntary Disposition by (b) Consolidated Operating Cash Flow for such period.

         "Charleston JOA" means the unincorporated joint operating agency in respect of The Charleston Daily Mail and The Charleston Gazette.

         "Closing Date" means December 30, 2003.

         "Collateral" means a collective reference to all Property with respect to which Liens in favor of the Administrative Agent are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.

         "Collateral Documents" means a collective reference to the Pledge Agreement and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.08.

         "Commitment" means, as to each Lender, the Revolving Commitment of such Lender, the Tranche A Term Loan Commitment of such Lender, the Tranche B Term Loan Commitment of such Lender and/or the Tranche C Term Loan Commitment of such Lender.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit 7.01(c).

         "Consolidated Capital Expenditures" means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for any period, any expenditures in respect of the purchase or other acquisition (by way of the acquisition of Capital Stock of a Person or otherwise) of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) but excluding
(a) to the extent permitted by this Agreement, Eligible Reinvestments made with the Net Cash Proceeds of Voluntary Dispositions and Involuntary Dispositions (other than an Excluded Disposition) and (b) any such expenditure to the extent financed with the proceeds of any borrowing of Revolving Loans hereunder, any Purchase Money Indebtedness or (in the case of any Person other than the Borrower and its Restricted Subsidiaries) any Indebtedness of the type referred to in the definition of "Purchase Money Indebtedness" set forth in this Section
1.01 provided, in any such case, that, until such Indebtedness has been repaid in full, the aggregate outstanding amount of such Indebtedness shall be included in all calculations of Consolidated Debt and all required payments of principal and all interest expense in respect of such Indebtedness shall be included in all calculations of Consolidated Fixed Charges for all applicable periods.

         "Consolidated Debt" means, at any time with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, Indebtedness as of such time minus cash and Cash Equivalents held at such time in excess of $2,000,000 (but, at any time after July 31, 2004, not more than $25,000,000 in the aggregate); provided, however, that the Indebtedness in respect of the Airplane Debt, the Denver Synthetic Lease, the Salt Lake Printer Lease and the California Guaranty shall be excluded from Consolidated Debt so long as no event of default is continuing with respect to such Indebtedness (or, in the case of the California Guaranty, with respect to the Indebtedness Guaranteed thereby).

         "Consolidated Fixed Charges" means, for any period with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, without duplication, the sum of (a) all Required Repayments, and all required payments of principal of Indebtedness (including Attributable Indebtedness in respect of Capital Leases and Synthetic Leases (other than the Denver Synthetic Lease and the Salt Lake Printer Lease)) scheduled to have been made during such period (excluding optional prepayments, redemptions and defeasances), determined on a consolidated basis, (b) Consolidated Capital Expenditures for such period, (c) Consolidated Interest Expense for such period and (d) taxes paid in cash during such period and payments made during such period pursuant to the Denver Tax Sharing Agreement, in each case net of any refunds of any such taxes or payments received during such period

(but only to the extent not in excess of such taxes paid and payments made pursuant to the Denver Tax Sharing Agreement during such period).

         "Consolidated Interest Expense" means, for any period with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, without duplication, the sum of all interest payments (including the interest component under Capital Leases (other than the Salt Lake Printer Lease), the implied interest component of Synthetic Leases (other than the Denver Synthetic Lease) and interest payments on Mandatorily Redeemable Stock), payable during such period, with respect to all Indebtedness of such Persons.

         "Consolidated Operating Cash Flow" means, as of any date of determination with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, the following, with respect to the immediately preceding four fiscal quarters of the Borrower for which the Required Financial Information has been delivered: (A) revenues minus (B) the sum of (i) cost of sales, (ii) management fees, (iii) regularly scheduled payments in respect of the Denver Synthetic Lease and (iv) selling, general and administrative expenses (other than non-cash expenses accrued under employee compensation and stock ownership plans and post-retirement executive medical plans) for such period plus (C) the lesser of (i) dividends received in cash from any Person (other than a JOA or the Salt Lake Printer Entity) not constituting a Restricted Subsidiary hereunder for such period and (ii) the Borrower's and its Restricted Subsidiaries' percentage interest in the operating cash flow of such Person.

         "Consolidated Senior Debt" means, at any time, Consolidated Debt other than Subordinated Debt as of such time.

         "Consolidated Subsidiary" means, at any time, any Subsidiary or other Person the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements as of such time.

         "Consolidated Tax Subsidiary" means a Subsidiary which could elect to file consolidated, combined, unitary or similar group tax returns with the Borrower or another Subsidiary.

         "Consolidated Total Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Debt as of such date to (b) Consolidated Operating Cash Flow.

         "Contract" means (a) any agreement, including an indenture, lease or license, or any instrument, (b) any deed or other instrument of conveyance and
(c) any Organization Document.

         "Control" has the meaning specified in the definition of "Affiliate."

         "Credit Extension" means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to (a) the Base Rate plus
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Denver" means the Denver Post Corporation, a Delaware corporation.

         "Denver Acquisition Documents" means the Denver Contribution Agreement and the Denver Shareholders Agreement.

         "Denver Contribution Agreement" means the Contribution and Sale Agreement dated as of May 11, 2000 among Denver, ECP, DNA and DPC.

         "Denver JOA" means DNA.

         "Denver JOA Agreement" means the Joint Operating Agreement dated as of May 11, 2000 among Denver, ECP, DNA and DPC.

         "Denver JOA Documents" means the Denver Contribution Agreement and the Denver JOA Agreement.

         "Denver Printer Consolidation" means the consolidation of the printing facilities of DNA.

         "Denver Shareholders' Agreement" means the Third Amended and Restated Shareholders' Agreement dated as of June 30, 1999 among the Borrower, Denver and Media General.

         "Denver Synthetic Lease" means a synthetic lease facility among SunTrust Equity Funding, LLC (or one of its Affiliates), as lessor and borrower, the Denver JOA, as lessee, and certain other Persons, having aggregate Attributable Indebtedness in respect thereof that does not exceed $90,000,000 and the purpose of which is to finance various land, building and real property improvements associated with an office building to be constructed in Denver, Colorado.

         "Denver Tax Sharing Agreement" means the Tax Sharing Agreement dated as of May 11, 2000 among Denver, ECP, DNA and DPC.

         "DNA" means Denver Newspaper Agency LLP, a Delaware limited liability partnership.

         "Dollar" and "$" mean lawful money of the United States.

         "DPC" means The Denver Publishing Company, a Colorado corporation.

         "ECP" means Eastern Colorado Production Facilities, Inc., a Delaware corporation.

         "Eligible Assignee" has the meaning specified in Section 11.07(g).

         "Eligible Reinvestment" means (a) with respect to the Net Cash Proceeds of any Voluntary Disposition or Involuntary Disposition (other than an Excluded Disposition) by a Loan Party other than a Limited Guarantor, any purchase of assets (whether or not constituting a capital expenditure, but not constituting an Acquisition) used or useful in a Permitted Business conducted by any Loan Party other than a Limited Guarantor, (b) with respect to the Net Cash Proceeds of any Voluntary Disposition or Involuntary Disposition (other than an Excluded Disposition) by any Restricted Subsidiary that either is a Limited Guarantor or is not a Guarantor, any purchase (whether or not constituting a capital expenditure, but not constituting an Investment) of assets used or useful in a Permitted Business conducted by the Borrower or its Restricted Subsidiaries, (c) any Permitted Investment of the type referred to in clause (iii), (iv), (x) or
(xiv) of the definition of "Permitted Investment" set forth in this Section 1.01 and (d) with respect to the Net Cash Proceeds of any JOA Asset Disposition, any purchase of assets (whether or not constituting a capital expenditure, but not constituting an Acquisition) used or useful in a Permitted Business of the Borrower or its Restricted Subsidiaries, or any Permitted Investment of the type referred to in clause (xiii)(c) of the definition of "Permitted Investment" set forth in this Section 1.01. Notwithstanding the foregoing, the term "Eligible Reinvestment" shall not include any item which is not a permitted application of proceeds of an "Asset Sale" (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Debt.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

         "Eurodollar Base Rate" means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurodollar Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Base Rate for such Eurodollar Loan for such Interest Period by (b) one minus the Eurodollar Reserve Percentage for such Eurodollar Loan for such Interest Period.

         "Eurodollar Rate Loan" means a Loan that bears interest at a rate based on the Eurodollar Rate.

         "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Event of Default" has the meaning specified in Section 9.01.

         "Excess Cash Flow" means, for any period, the excess of (a) Consolidated Operating Cash Flow for such period over (b) the sum of (i) Consolidated Fixed Charges for such period plus (ii) the amount of payments of non-operating liabilities as determined in the consolidated statements of cash flows for such period delivered pursuant to Section 7.01.

         "Excluded Disposition" means, with respect to the Borrower or any Restricted Subsidiary, any Voluntary Disposition consisting of (i) the sale, lease, license, transfer or other disposition of Property in the ordinary course of such Person's business, (ii) the sale, lease, license, transfer or other disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) any sale, lease, license, transfer or other disposition of Property by such Person to the Borrower or any other Loan Party (other than a Limited Guarantor), provided that the applicable Loan Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request so as to cause the Loan Parties to be in compliance with the terms of Section 7.08 after giving effect to such transaction, (iv) any Voluntary Disposition by such Person to the extent constituting a Permitted Investment of the type referred to in clause (iii),
(iv), (ix), (x), (xi), (xii), (xiii) or (xiv) of the definition of "Permitted Investment" set forth in this Section 1.01, (v) the sale, transfer or other disposition of any Capital Stock of any Unrestricted Subsidiary and (vi) any Voluntary Disposition (or series or related Voluntary Dispositions) involving aggregate consideration not exceeding $5,000,000; provided, however, that the term "Excluded Disposition" shall not include any Voluntary Disposition to the extent that any portion of the proceeds of such Voluntary Disposition are required under the documents evidencing or governing any Subordinated Debt to be applied to permanently retire Indebtedness of the Borrower and its Restricted Subsidiaries.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 11.16), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a change in Law) to comply with
Section 11.15, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01.

         "Existing Debt" means (i) any Indebtedness outstanding on the Closing Date, to the extent set forth on Schedule 8.01 and (ii) any Indebtedness that constitutes a Refinancing of any such Existing

Debt, but only if (A) at the time such Indebtedness is entered into and immediately after giving effect thereto, no Default would exist, (B) such Indebtedness is binding only on the obligor or obligors under the Indebtedness so Refinanced, (C) the principal amount of the Indebtedness does not exceed the principal amount of the Indebtedness so Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the Indebtedness being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing, (D) the Indebtedness bears interest at a rate per annum not exceeding the rate borne by the Indebtedness so Refinanced except for any increase that is commercially reasonable at the time of such increase and (E) such Indebtedness either (1) does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the Indebtedness so Refinanced or (2) does not mature, or require any amortization payments to be made, prior to the date that occurs 91 days after the Maturity Date.

         "Existing Guarantee" means (i) any Guarantee outstanding on the Closing Date, to the extent set forth on Schedule 8.02 and (ii) any Guarantee that constitutes a renewal, extension or replacement of an Existing Guaranty, but only if (A) at the time such Guarantee is entered into and immediately after giving effect thereto, no Default would exist, (B) such Guarantee is binding only on the obligor or obligors under the Guarantee so renewed, extended or replaced, (C) the principal amount of the obligations guaranteed by such Guarantee does not exceed the principal amount of the obligations guaranteed by the Guarantee so renewed, extended or replaced plus any premium, "make-whole" amounts and penalties actually paid on the Indebtedness Guaranteed thereby and all reasonable fees and expenses payable in connection with such renewal, extension or replacement and (D) the obligations guaranteed by such Guarantee bear interest at a rate per annum not exceeding the rate borne by the obligations guaranteed by the Guarantee so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase.

         "Existing Investment" means any Investment outstanding on the Closing Date, to the extent set forth on Schedule 8.07, and any renewal or extension thereof to the extent not involving an increase therein as the result of an additional Investment by the Borrower or any Subsidiary.

         "Existing Letters of Credit" means the letters of credit set forth on
Schedule 1.01.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means the letter agreement, dated November 13, 2003, among the Borrower, the Administrative Agent and BAS.

         "Foreign Lender" has the meaning specified in Section 11.15(a)(i).

         "FRB" means the Board of Governors of the Federal Reserve System of the United States.

         "Funded Current Liability Percentage" has the meaning ascribed to that term in Internal Revenue Code Section 401(a)(29).

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time.

         "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Greenco" means Greenco, Inc., a Delaware corporation.

         "Greenco Option Agreement" means the Option Agreement dated as of January 30, 1998 between the Borrower and Greenco. Notwithstanding any provision to the contrary contained herein, (i) the Greenco Option Agreement shall not be deemed to constitute Capital Stock of the Borrower or any of its Subsidiaries and (ii) the contingent obligations of the Borrower under Section 9 of the Greenco Option Agreement shall not be deemed to constitute Indebtedness of the Borrower or any of its Subsidiaries.

         "Guarantee" of any Person means (a) any agreement, contingent or otherwise, of such Person to pay any liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such liability against loss or (b) any obligation, contingent or otherwise, of such Person, incurred in connection with the incurrence by a third Person of any Indebtedness (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

         "Guaranty" means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Article IV hereof.

         "Guarantors" means each Restricted Subsidiary of the Borrower identified as a "Guarantor" on the signature pages hereto and each other Person that joins as a Guarantor pursuant to Section 7.04, together with their successors and permitted assigns.

         "Honor Date" has the meaning set forth in Section 2.03(c)(i).

         "Indebtedness" of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except (i) a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms and (ii) to the extent not required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP, customary contingent earn-out provisions contained in acquisition agreements entered into in compliance with this Agreement, (d) the Attributable Indebtedness of such Person with respect to Capital Leases and Synthetic Leases, (e) any Mandatorily Redeemable Stock of such Person owned by any Person other than such Person or a Wholly Owned Subsidiary of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such

Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property, (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guarantee issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on any asset of such Person,
(i) any Indebtedness of others Guaranteed by such Person and (j) to the extent required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP, any monetary obligation of such Person arising out of a non-competition agreement entered into by such Person in connection with the acquisition of assets, stock, or other equity interest of a third Person. Notwithstanding the foregoing, to the extent otherwise constituting Indebtedness, any obligations of the Borrower and its Restricted Subsidiaries
(x) deferred pursuant to Section 4.07(a) of the Denver Shareholders' Agreement and (y) under Section 9.9 of the Partnership Agreement, shall not constitute Indebtedness prior to the scheduled closing of the transactions contemplated thereby.

         "Indemnified Liabilities" has the meaning set forth in Section 11.05.

         "Indemnitees" has the meaning set forth in Section 11.05.

         "Intellectual Property" means (a)(i) patents and patent rights, (ii) trademarks, trademark rights, trade names, trade name rights, company names, business names, trade styles, service marks, logos and general intangibles of like nature and (iii) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (b) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (a), and (c) rights relating to any Intellectual Property referred to in clause (a) or (b), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

         "Intercompany Debt" means Indebtedness owed by the Borrower, any Restricted Subsidiary, JOA or the Salt Lake Printer Entity to the Borrower or any Restricted Subsidiary.

         "Interest Payment Date" means (a) as to any Eurodollar Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and
(b) as to any Base Rate Loan (including a Swingline Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three, six or, subject to availability of all affected Lenders, 12 months thereafter, as selected by the Borrower in its Loan Notice; provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the Maturity
         Date.

         "Internal Revenue Code" means the Internal Revenue Code of 1986.

         "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, of an interest in another Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (including, without limitation, pursuant to any reinvestment of returns available for distribution on any Investment (regardless of whether such returns are first distributed)), (c) an Acquisition or (d) any Voluntary Disposition to another Person to the extent that the consideration is less than the fair market value of the Property disposed in such transaction. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "Involuntary Disposition" means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Borrower or any of its Restricted Subsidiaries having an aggregate fair market value of at least $5,000,000.

         "IRS" means the United States Internal Revenue Service.

         "ISP" has the meaning specified in Section 2.03(h).

         "JOA" means, at any time, any Person that, at such time, (i) is not a Subsidiary of the Borrower and in which the Borrower and its Restricted Subsidiaries collectively hold equity Investments of at least 25% of the total equity and voting stock in such Person, (ii) is engaged primarily in a Permitted Business of the type described in clause (a) of the definition of "Permitted Business" and (iii) the Borrower's and its Restricted Subsidiaries' proportionate ownership interest in the cash flows of such Person is included in the Borrower's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in "Adjusted EBITDA Available to the Company", or, if the Borrower no longer includes such information in its Exchange Act filings, in the good faith judgment of the Borrower, would have been included in "Adjusted EBITDA Available to the Borrower," if so then calculated on a basis consistent with that set forth in the financial statements included in the Borrower's Annual Report on Form 10-K for its fiscal year ended June 30, 2003.

         "JOA Asset Disposition" means, with respect to any JOA, any disposition (including pursuant to a sale and leaseback transaction or pursuant to any casualty or condemnation event) of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of such JOA whether by sale, lease, licensing, transfer or otherwise, but other than pursuant to any transaction that would constitute an Excluded Disposition if such JOA were treated as a Restricted Subsidiary.

         "Joinder Agreement" means a joinder agreement substantially in the form of Exhibit 7.04 executed and delivered by a Restricted Subsidiary in accordance with the provisions of Section 7.04.

         "K-T" means Kearns-Tribune, LLC, a Delaware limited liability company.

         "K-T Printer Assets" means assets of K-T used in the production and administration facility operated by the Salt Lake Printer Entity.

         "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means (a) with respect to any Existing Letter of Credit, the applicable Lender identified as the issuer of such Existing Letter of Credit on Schedule 1.01, in its capacity as issuer of such Existing Letter of Credit and (b) with respect to all other Letters of Credit, (i) Bank of America in its capacity as an issuer of such Letter of Credit or (ii) such other Lender selected by the Borrower (upon written notice to the Administrative Agent by the Borrower) from time to time to issue such Letter of Credit.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto and their successors and assigns and, as the context requires, includes the L/C Issuers and the Swingline Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the applicable L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is fifteen days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

         "Lien" means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Limited Guarantor" means, until such time as the liability of such Person under Article IV is no longer limited pursuant to the second paragraph of
Section 4.01, Los Angeles Daily News.

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II in the form of a Revolving Loan, Swingline Loan, Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan.

         "Loan Documents" means this Agreement, each Note, each Letter of Credit, each Letter of Credit Application, each Joinder Agreement, the Collateral Documents, each Request for Credit Extension, each Compliance Certificate, the Fee Letter and each other document, instrument or agreement from time to time executed by the Borrower or any of its Subsidiaries or any Responsible Officer thereof and delivered in connection with this Agreement.

         "Loan Notice" means a notice of (a) a Borrowing of Revolving Loans, Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02.

         "Loan Parties" means, collectively, the Borrower and each Guarantor.

         "Long Beach Publishing Company" means the Long Beach Publishing Company, a Delaware corporation.

         "Los Angeles Daily News" means the Los Angeles Daily News Publishing Company, a Delaware corporation.

         "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's Capital Stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other liability of such Person (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise,
(ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock, but excluding any such Capital Stock of such Person so long as the terms thereof and of any security, instrument or other item of Indebtedness into which such Capital Stock may be converted do not require the payment, redemption, purchase or other retirement of any portion thereof, or do not provide for, or could not otherwise result in, the acceleration of any payment required to be made in respect thereof prior to a date that is 91 days after the Maturity Date; provided, however, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock (other than Mandatorily Redeemable Stock), and that is not convertible, puttable or exchangeable for Mandatorily Redeemable Stock or Indebtedness, will not be deemed to be Mandatorily Convertible Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock (other than Mandatorily Redeemable Stock); provided further, however, that any Capital Stock that would not constitute Mandatorily Redeemable Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the Borrower or any Restricted Subsidiary to redeem such Capital Stock upon the occurrence of a change of control occurring prior to the 91st day following the Maturity Date shall not constitute Mandatorily Redeemable Stock so long as the redemption of such Capital Stock is contractually subordinated to the prior payment in full of the Obligations in a manner reasonably satisfactory to the Administrative Agent.

         "Master Intercompany Note" means the promissory note dated December 30, 2003 issued by Denver in favor of the Borrower.

         "Material Adverse Effect" means (a) any material adverse effect on the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or the Borrower and its Restricted Subsidiaries taken as a whole, (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Maturity Date" (a) as to the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations), December 30, 2009 as such date may be extended pursuant to Section 2.14 and (b) as to the Tranche A Term Loan, Tranche B Term Loan and Tranche C Term Loan, December 30, 2010.

         "Media General" means Media General, Inc., a Virginia corporation.

         "Money Market Investment" means (a) any security issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having a remaining maturity of not more than one year,
(b) any certificate of deposit, eurodollar time deposit and bankers' acceptance with remaining maturity of not more than one year, any overnight bank deposit, and any demand deposit account, in each case with any Lender or with any United States commercial bank having capital and surplus in excess of $500,000,000 and rated B or better by Thomson Bankwatch Inc., (c) any repurchase obligation with a term of not more than seven days for underlying securities of the types described in subsection (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, and (d) any commercial paper issued by any Lender or the parent corporation of any Lender and any other commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's and in any case having a remaining maturity of not more than one year and any other short-term instrument consented to by the Administrative Agent.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Benefit Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Net Cash Proceeds" means the aggregate cash or Cash Equivalents proceeds (i) received by the Borrower or any Restricted Subsidiary in respect of any Voluntary Disposition or Involuntary Disposition (including, without limitation, any cash "true-up" payment from other equity holders made to maintain their pro rata equity interest in a Person (other than a Loan Party) to which a Voluntary Disposition consisting of a contribution of Property by the Borrower or any Restricted Subsidiary is made and of whom the Borrower or such Restricted Subsidiary is also an equity holder), (ii) distributed to the Borrower or any Restricted Subsidiary by any JOA in respect of the proceeds of any JOA Asset Disposition or (iii) if either of the conditions in subclauses (1) or (2) of clause (b) of the definition of "Asset Disposition Prepayment Event" are satisfied, received by the Borrower, any Subsidiary or any JOA as a result of the exercise of a Permitted Option in respect of the Salt Lake Printer Entity or the K-T Printer Assets, in each case net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof and (c) the amount necessary to retire any Indebtedness secured by a Permitted Lien on the related Property; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any notes or other obligations received by the Borrower or any Restricted Subsidiary in any Voluntary Disposition or Involuntary Disposition or by any JOA in any JOA Asset Disposition. In addition, the "Net Cash Proceeds" of any Voluntary Disposition shall include any other amounts which constitute "Net Cash Proceeds" (or any comparable term) of such transaction under, and as defined in, the documents evidencing or governing any Subordinated Debt.

         "New Salt Lake JOA" means a Person, in which the direct and indirect profit interests of the Borrower and the other members of the Salt Lake JOA are in all material respects the same as their profit interests in the then existing Salt Lake JOA, that holds assets used by the Salt Lake JOA.

         "Note" or "Notes" means the Revolving Notes, the Swingline Note, and/or the Term Loan Notes, individually or collectively, as appropriate.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include any Swap Contract between any Loan Party and any Lender or Affiliate of a Lender so long as such Swap Contract is designed to hedge against fluctuations in interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and consistent with prudent business practice and not for speculative purposes.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

         "Outstanding Amount" means (i) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning specified in Section 11.07(d).

         "Partnership Agreement" means the Second Amended and Restated Partnership Agreement relating to the California Partnership dated May 30, 2003 among West Coast MediaNews, Donrey Newspapers LLC, The Sun Company of San Bernardino, California and MediaWest-SBC, Inc.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Acquisition" means an Acquisition by a Loan Party that is not a Limited Guarantor (whether by purchase or exchange, and whether constituting a purchase of assets or stock) of any Permitted Business (provided that, the business activities conducted by the Person or Property so acquired may include any business activities that do not constitute a Permitted Business so long as such business activities do not represent a material portion of the overall business activities conducted by such acquired Person or Property) so long as (a) in the case of an Acquisition of Capital Stock of another Person, such Person shall become a Guarantor in accordance with Section 7.04 and the Capital Stock of such Person shall be pledged pursuant to the Collateral Documents in accordance with Section 7.08 and (b) in the event that the aggregate purchase price with respect to such Acquisition is greater than $10,000,000, the Borrower shall have provided to the Administrative Agent (i) a certificate of a Responsible Officer of the Borrower stating that (A) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to such Acquisition and (B) no Default shall have occurred and be continuing both immediately before and after giving effect to such Acquisition, and (ii) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Acquisition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information.

         "Permitted Business" means the (a) ownership and operation of regional, local and other newspapers and other businesses directly related to newspaper operations, and (b) broadcast, electronic media, and other businesses deriving a majority of their revenue from advertising and circulation.

         "Permitted Guarantee" means any Guarantee that is (a) an endorsement of a check for collection in the ordinary course of business or (b) a Guarantee of and only of the obligations of the Loan Parties under the Loan Documents.

         "Permitted Holders" means (a) each of William Dean Singleton, Richard
B. Scudder, Joseph J. Lodovic, IV and their respective spouses, ancestors, siblings, descendants (including children or grandchildren by adoption) and the descendants of any of their siblings; (b) in the event of the incompetence or death of any of the Persons described in clause (a), such Person's estate, executor, administrator, committee or other personal representative, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Borrower; (c) any trust created for the benefit of the Persons described in clause (a) or (b) or any trust for the benefit of any such trust; or (d) any Person controlled by any of the Persons described in clause (a), (b) or (c). For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

         "Permitted Investments" means:

                  (i) Investments in cash or Cash Equivalents;

                  (ii) Money Market Investments;

                  (iii) Investments in any Person that is a Loan Party (other than a Limited Guarantor) prior to giving effect to such Investment;

                  (iv) to the extent not constituting an Acquisition, Investments in any Person that results in such Person becoming a Loan Party (other than a Limited Guarantor), provided that, prior to the making of any such Investment exceeding $10,000,000, the Borrower shall have provided to the Administrative Agent (a) a certificate of a Responsible Officer of the Borrower stating that (1) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to such Investment and (2) no Default shall have occurred and be continuing both immediately before and after giving effect to such Investment, and
         (b) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Investment on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information;

                  (v) advances made by the Borrower to Denver under the Master Intercompany Note, to the extent that the aggregate principal amount of all such advances at any time outstanding is not in excess of $25,000,000;

                  (vi) Investments consisting of (a) non-cash consideration received in connection with any Voluntary Disposition pursuant to
         Section 8.06(d)(i) otherwise complying with the terms of this Agreement, (b) Capital Stock, obligations or securities received in connection with any Voluntary Disposition pursuant to Section 8.06(d)(ii) otherwise complying with the terms of this Agreement or (c) non-cash consideration received in connection with any exercise of a Permitted Option in respect of the Salt Lake Printer Entity or the K-T Printer Assets pursuant to Section 8.06(e) otherwise complying with the terms of this Agreement;

                  (vii) Existing Investments;

                  (viii) Capital Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments including under a plan of reorganization or other bankruptcy proceeding;

                  (ix) loans and advances to directors, employees and officers of the Borrower and its Restricted Subsidiaries for bona fide business purposes not in excess of $10,000,000 in the aggregate at any one time outstanding;

                  (x) Permitted Acquisitions;

                  (xi) subject to compliance with Section 8.06(b), the Voluntary Disposition of assets of K-T or the Borrower or a Restricted Subsidiary to the Salt Lake JOA or the New Salt Lake JOA (or a Subsidiary thereof) and the Voluntary Disposition of the SLC Printing Press Assets by the Borrower or a Restricted Subsidiary to the Salt Lake Printer Entity;

                  (xii) subject to compliance with Section 8.06(c), any Voluntary Disposition of all or substantially all of the Capital Stock or assets of Los Angeles Daily News or Long Beach Publishing Company to the California Partnership (or a Subsidiary thereof);

                  (xiii) Investments in Limited Guarantors, Restricted Subsidiaries that are not Guarantors, JOAs and the Salt Lake Printer Entity to the extent that such Investments are either (a) used to make capital expenditures that are included in calculations of Consolidated Capital Expenditures for all applicable periods, (b) financed with the proceeds of Indebtedness as described in clause (b) of the definition of "Consolidated Capital Expenditures" set forth in this Section 1.01 or (c) made with the Net Cash Proceeds of any JOA Asset Disposition in the JOA (or a Subsidiary thereof) making the JOA Asset Disposition; and

                  (xiv) other Investments (other than Investments specified in clauses (i) through (xiii) above) in an aggregate amount not exceeding $50,000,000 during any fiscal year, provided that, prior to the making of any such Investment exceeding $10,000,000, the Borrower shall have provided to the Administrative Agent (a) a certificate of a Responsible Officer of the Borrower stating that (1) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to such Investment and (2) no Default shall have occurred and be continuing both immediately before and after giving effect to such Investment (including a Default under Section 8.22), and (b) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section
         8.19 after giving effect to such Investment on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information.

         "Permitted Lien" means:

         (a) with respect to any asset that does not constitute Collateral:

                  (i) any Lien securing and only securing the Obligations;

                  (ii) any Lien securing a tax, assessment or other governmental charge or levy or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, but only if payment thereof shall not at the time be required to be made in accordance with
         Section 7.02(a)(v) and foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

                  (iii) any Lien on the properties and assets of a Restricted Subsidiary of the Borrower securing an obligation owing to the Borrower;

                  (iv) any Lien consisting of a deposit or pledge made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation;

                  (v) any Lien arising pursuant a judgment or order by any court so long as, and to the extent that, such judgment or order does not constitute an Event of Default under Section 9.01(f);

                  (vi) any Lien existing on (A) any property or asset of any Person at the time such Person becomes a Restricted Subsidiary or (B) any property or asset at the time such property or asset is acquired by the Borrower or a Restricted Subsidiary, but only, in the case of either (A) or (B), if and so long as (1) such Lien was not created in contemplation of such Person becoming a Restricted Subsidiary or such property or asset being acquired, (2) such Lien is and will remain confined to the property or asset subject to it at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and to fixed improvements thereafter erected on such property or asset,
         (3) such Lien secures only the obligation secured thereby at the time such Person becomes a Restricted Subsidiary or such property or asset is acquired and (4) the obligation secured by such Lien is not in default;

                  (vii) any Lien in existence on the Closing Date to the extent set forth on Schedule 8.03, but only, in the case of each such Lien, to the extent it secures an obligation outstanding on the Closing Date to the extent set forth on such Schedule;

                  (viii) any Lien securing Purchase Money Indebtedness permitted by Section 8.01 but only if, in the case of each such Lien, (A) such Lien shall at all times be confined solely to the property or asset the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and to fixed improvements thereafter erected on such property or asset and (B) such Lien attached to such property or asset within 30 days of the acquisition of such property or asset;

                  (ix) any Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Lien by virtue of clause (a)(vi),
         (a)(vii), (a)(viii) or (a)(ix) of this definition, but only if (A) at the time such Lien is granted and immediately after giving effect thereto, no Default would exist, (B) such Lien is limited to all or a part of the property or asset that was subject to the Lien so renewed, extended or replaced and to fixed improvements thereafter erected on such property or asset, (C) the principal amount of the obligations secured by such Lien does not exceed the principal amount of the obligations secured by the Lien so renewed, extended or replaced plus any premium, "make-whole" amounts, penalties and reasonable fees and expenses payable in connection with renewal, extension or replacement, and (D) the obligations secured by such Lien bear interest at a rate per annum not exceeding the rate borne by the obligations secured by the Lien so renewed, extended or replaced except for any increase that is commercially reasonable at the time of such increase;

                  (x) (a) any encumbrance constituting a Lien contained in the Denver Acquisition Documents or the Greenco Option Agreement and (b) any Permitted Option;

                  (xi) any amounts deposited with any trustee or Person performing similar functions with respect to any outstanding Indebtedness in connection with the discharge or defeasance of such Indebtedness in a transaction that otherwise complies with this Agreement, which deposited amounts are subject to the Lien of the Person with whom such amounts have been deposited or the holders of the obligations thereunder;

                  (xii) pledges or deposits of cash or Cash Equivalents in an aggregate amount not to exceed $5,000,000 at any one time outstanding to secure judgments or awards or surety bonds with respect thereto or Swap Contracts;

                  (xiii) subject to Section 8.01, letters of credit issued for the account of the Borrower or any Restricted Subsidiary to secure obligations or liabilities of the Borrower or any Restricted Subsidiary;

                  (xiv) customary rights of first refusal, and "tag-along" and "drag-along" rights, and restrictions on transfer of assets to any Person other than the grant of a security interest to the Administrative Agent, contained in agreements governing joint operating arrangements and joint ventures and shareholders agreements with minority shareholders; and

                  (xv) any amounts deposited in escrow to secure indemnification obligations, or in respect of the purchase price (including earnest money), in connection with any sale or other disposition of assets permitted under Section 8.06 or any Permitted Investment; and

         (b) with respect to any asset that constitutes Collateral:

                  (i) any Lien securing a tax, assessment or other governmental charge or levy, but only if payment thereof shall not at the time be required to be made in accordance with Section 7.02(a)(v), and foreclosure, distraint, sale or other similar proceedings shall not have been commenced;

                  (ii) any Lien securing a judgment or decree so long as, and to the extent that, such judgment or decree does not constitute an Event of Default under Section 9.01(f);

                  (iii) customary rights of first refusal, and "tag-along" and "drag-along" rights, and restrictions on transfer of Pledged Equity (as defined in the Pledge Agreement) to any Person other than the grant of a security interest to the Administrative Agent, contained in agreements governing joint operating arrangements and joint ventures and shareholders agreements with minority shareholders;

                  (iv) (a) any encumbrance constituting a Lien contained in the Denver Acquisition Documents or the Greenco Option Agreement and (b) any Permitted Option; and

                  (v) any Lien created in favor of the Administrative Agent under the Collateral Documents.

         "Permitted Option" means a right to purchase the interest of the Borrower or a Restricted Subsidiary in a Person that is not a Loan Party (or assets or property of such Person or the K-T Printer Assets) granted to an equity holder (or a designee thereof) of such Person (or to such Person itself) at (x) fair market value or (y) in the case of a Permitted Option to purchase an interest in the Salt Lake Printer Entity, either fair market value or the Borrower's and its Restricted Subsidiaries' share of the total amount invested (valued at the time of making such Investment) in the Salt Lake Printing Press Assets.

         "Permitted Restrictive Covenant" means (a) any covenant or restriction contained in any Loan Document; (b) any covenant or restriction contained in the 1999 Indenture, the 2003 Indenture, the Partnership Agreement or the Denver Acquisition Documents; (c) any covenant or restriction binding upon any Person at the time such Person becomes a Restricted Subsidiary of the Borrower if the same is not created in contemplation thereof; (d) any covenant or restriction of the type contained in Section 8.03 that is contained in any Contract evidencing or providing for the creation of or concerning Purchase Money Indebtedness so long as such covenant or restriction is limited to the property or asset purchased therewith and to fixed improvements thereafter erected on such property or asset; (e) any covenant or restriction described in Schedule 8.11, but only to the extent such covenant or restriction is there identified by specific reference to the provision of the Contract in which such covenant or restriction is contained; (f) any covenant, encumbrance or restriction existing under or by reason of (i) applicable Law, (ii) customary non-assignment provisions of any lease or other Contract governing a leasehold interest of the Borrower or a Restricted Subsidiary, (iii) except in respect of any Guarantor other than a Limited Guarantor, customary restrictions on the payment or making of dividends, distributions, transactions, loans, advances, investments and transfers to, in or with partners and other equity holders and their affiliates contained in agreements governing JOAs, shareholder agreements with minority shareholders and/or the Organizational Documents of such Person, provided that, in the case of restrictions on dividends and distributions of income, such restrictions are limited to requiring that certain minimum levels of capital be maintained for working capital purposes and to meet expenses, (iv) customary limitations on (A) the transferability of Investments in, and (B) the granting of Liens upon Investments in, JOAs, Limited Guarantors and Persons (including Subsidiaries) that are not Guarantors contained in agreements governing such Investments, shareholder agreements relating to such Investments and/or the Organizational Documents of such Persons, (v) customary restrictions on transfer of property or assets subject to a sale agreement entered into in compliance with this Agreement and (vi) restrictions on assignment of assets arising from Liens on such assets that are permitted under this Agreement; (g) in respect of any JOA, any covenant or restriction applicable to such JOA that is described on
Schedule 8.22; or (h) any covenant or restriction that (i) is not more burdensome in any material respect than an existing Permitted Restrictive Covenant that is such by virtue of clause (b), (c), (d), (e), (f) or (g) of this definition, (ii) is contained in a Contract constituting a renewal, extension or replacement of the Contract in which such existing Permitted Restrictive Covenant is contained and (iii) is binding only on the Person or Persons bound by such existing Permitted Restrictive Covenant.

         "Permitted Tax Sharing Agreements" means (i) the Tax Sharing Agreement between the Borrower, Media General and Denver entered into pursuant to the Denver Acquisition Documents and (ii) any other tax sharing agreement entered into by the Borrower or any Subsidiary and pertaining to the taxes of any Subsidiary that is not a Wholly Owned Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Pledge Agreement" means the pledge agreement dated as of the Closing Date executed in favor of the Administrative Agent by each of the Loan Parties, as amended, modified, restated or supplemented from time to time.

         "Prohibited Transaction" means any transaction that is prohibited under Internal Revenue Code Section 4975 or ERISA Section 406 and not exempt under Internal Revenue Code Section 4975 or ERISA Section 408.

         "Pro Forma Basis" means, for purposes of calculating (utilizing the principles set forth in Section 1.03(c)) compliance with each of the financial covenants set forth in Section 8.19 in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, "transaction" shall mean (a) any incurrence or assumption of Indebtedness as referred to in Section 8.01(h), (b) any Restricted Payment referred to in
Section 8.04(g), (c) any Acquisition or any Investment of the type referred to in clause (iii), (iv) or (xiv) of the definition of "Permitted Investment" set forth in this Section 1.01, (d) any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or any redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary (in each case, as referred to in the definition of "Restricted Subsidiary"), (e) any Voluntary Disposition as referred to in
Section 8.06(b), 8.06(c) or 8.06(d) or (f) any exercise of a Permitted Option in respect of the Salt Lake Printer Entity. In connection with any calculation of the financial covenants set forth in Section 8.19 upon giving effect to a transaction on a Pro Forma Basis:

         (i) for purposes of any such calculation in respect of any incurrence or assumption of Indebtedness as referred to in
                  Section 8.01(h), any Indebtedness which is retired in connection with such incurrence or assumption shall be excluded and deemed to have been retired as of the first day of the applicable period;

         (ii) for purposes of any such calculation in respect of any Acquisition or any Investment of the type referred to in clause (iii), (iv) or (xiv) of the definition of "Permitted Investment" set forth in this Section 1.01 or any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (as referred to in the definition of "Restricted Subsidiary"), (A) any Indebtedness incurred or assumed by the Borrower or any Restricted Subsidiary (including the Person or assets acquired or the redesignated Subsidiary) in connection with such transaction and any Indebtedness of the Person or assets acquired (or of the redesignated Subsidiary) which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the first day of the applicable period and (2) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, (B) income statement items (whether positive or negative) attributable to the Person or Property acquired (or to the redesignated Subsidiary) shall be included beginning as of the first day of the applicable period and (C) pro forma adjustments reflecting costs savings may be included to the extent that (1) such adjustments would give effect to events that are (x) directly attributable to such transaction and (y) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries, (2) such adjustments are approved by the Administrative Agent and (3) the aggregate amount of such pro forma adjustments do not exceed 10% of Consolidated Operating Cash Flow (as calculated on a Pro Forma Basis, without taking into account this clause (C), after giving effect to such transaction) at such time; and

         (iii) for purposes of any such calculation in respect of any Voluntary Disposition as referred to in Section 8.06(b), 8.06(c) or 8.06(d) or any redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary (as referred to in the definition of "Restricted Subsidiary") or any exercise of a Permitted Option in respect of the Salt Lake Printer Entity,
                  (A) income statement items (whether positive or negative) attributable to the Person or assets disposed of (or to the redesignated Subsidiary) shall be excluded and (B) any

                  Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period.

         "Pro Forma Compliance Certificate" means a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent in connection with
(a) any incurrence, assumption or retirement of Indebtedness as referred to in
Section 8.01(h), (b) any Restricted Payment as referred to in Section 8.04(g),
(c) any Acquisition or any Investment of the type referred to in clause (iii),
(iv) or (xiv) of the definition of "Permitted Investment" set forth in this
Section 1.01, (d) any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or any redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary (in each case, as referred to in the definition of "Restricted Subsidiary"), (e) any Voluntary Disposition as referred to in
Section 8.06(b), 8.06(c) or 8.06(d) or (f) any exercise of a Permitted Option in respect of the Salt Lake Printer Entity, as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of each of the financial covenants in Section
8.19 as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.

         "Pro Rata Share" means, as to each Lender at any time, (a) with respect to such Lender's Revolving Commitment at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Revolving Commitments at such time; provided that if the commitment of each Lender to make Revolving Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 9.02, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof, (b) with respect to such Lender's outstanding Tranche A Term Loan at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Tranche A Term Loan held by such Lender at such time and the denominator of which is the aggregate principal amount of the Tranche A Term Loan at such time, (c) with respect to such Lender's outstanding Tranche B Term Loan at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Tranche B Term Loan held by such Lender at such time and the denominator of which is the aggregate principal amount of the Tranche B Term Loan at such time and (d) with respect to such Lender's outstanding Tranche C Term Loan at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Tranche C Term Loan held by such Lender at such time and the denominator of which is the aggregate principal amount of the Tranche C Term Loan at such time. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01,
Schedule 2.01A (in the case of the Tranche A Term Loan and Tranche C Term Loan) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

         "Property" means any interest of any kind in any property or asset, whether real, personal or mixed, or tangible or intangible.

         "Purchase Money Indebtedness" means (a) Indebtedness that is incurred to finance part or all of (but not more than) the purchase price of tangible property and related assets and associated costs (including any obligations as a lessee under Capital Leases and Synthetic Leases), provided that (i) neither the Borrower nor any Restricted Subsidiary had at any time prior to such purchase any interest in such asset other than a security interest or an interest as lessee under an operating lease and (ii) such Indebtedness is incurred within 30 days after such purchase, or (b) Indebtedness that (i) constitutes a

Refinancing of Purchase Money Indebtedness that is such by virtue of clause (a) or (b) (provided, that the principal amount of such Indebtedness shall not exceed the aggregate principal amount of the Indebtedness being Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the Indebtedness being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing) and (ii) bears interest at a rate per annum that is commercially reasonable at the time such Indebtedness is incurred.

         "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew or to issue Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

         "Register" has the meaning set forth in Section 11.07(c).

         "Reportable Event" means, with respect to any Benefit Plan of any Person, (a) the occurrence of any of the events set forth in ERISA Sections 4043(c) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4062(e) or 4063(a) or the regulations thereunder with respect to such Benefit Plan, (b) any event requiring such Person or any of its ERISA Affiliates to provide security to such Benefit Plan under Internal Revenue Code Section 401(a)(29) or (c) any failure to make a payment required by Internal Revenue Code Section 412(m) with respect to such Benefit Plan.

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice.

         "Required Financial Information" means, with respect to each fiscal period or quarter of the Borrower, (a) the financial statements required to be delivered pursuant to Section 7.01(a) or (b) for such fiscal period or quarter, and (b) the Compliance Certificate required by Section 7.01(c)(i) to be delivered with the financial statements described in clause (a) above.

         "Required Lenders" means, at any time, Lenders holding in the aggregate more than fifty percent (50%) of (a) the Revolving Commitments, the outstanding Tranche A Term Loans, the outstanding Tranche B Term Loans and the outstanding Tranche C Term Loans or (b) if the Revolving Commitments have been terminated, the outstanding Loans, L/C Obligations, Swingline Loans and participations therein. The Revolving Commitments of, and the outstanding Loans, L/C Obligations, Swingline Loans and participations therein held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Required Repayments" means, for any period, an amount equal to the excess, if any, of (i) the Total Revolving Outstandings at the beginning of such period over (ii) the Aggregate Revolving Commitments at the end of such period.

         "Required Revolving Lenders" means, at any time, Revolving Lenders holding in the aggregate more than fifty percent (50%) of (a) the Revolving Commitments or (b) if the Revolving Commitments have been terminated, the outstanding Revolving Loans, L/C Obligations, Swingline Loans and participations therein. The Revolving Commitments of, and the outstanding Revolving Loans, L/C Obligations, Swingline Loans and participations therein held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Responsible Officer" means the chief executive officer, president, chief operating officer, chief financial officer or treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means (a) any payment by the Borrower or any Restricted Subsidiary with respect to or on account of any of such Person's Capital Stock, including any dividend or other distribution on, or any payment of interest on or principal of, any such Capital Stock, (b) any payment by the Borrower or any Restricted Subsidiary on account of the principal of or interest or premium, if any, on any Subordinated Debt (other than any regularly scheduled payment of interest thereon and any repayment of principal thereof upon the stated maturity thereof (subject to the subordination provisions applicable thereto)), (c) any payment by the Borrower or any Restricted Subsidiary on account of any purchase, redemption, retirement, exchange, defeasance or conversion of, or on account of any claim relating to or arising out of the offer, sale or purchase of, any of such Person's Capital Stock or any Subordinated Debt or (d) any payment by the Borrower or any Restricted Subsidiary of premiums of life insurance policies on Permitted Holders as to which the Borrower or a Subsidiary is the beneficiary; provided, however, that the term "Restricted Payment" shall not include (i) the Refinancing of any Subordinated Debt with the proceeds of additional Subordinated Debt to the extent that (A) such Refinancing Subordinated Debt is subordinated on terms and conditions no less favorable in any material respect to the Lenders than the terms contained in the Subordinated Debt being Refinanced, (B) such Refinancing Subordinated Debt is binding only on the obligor or obligors under the Subordinated Debt so Refinanced, (C) the principal amount of the Refinancing Subordinated Debt does not exceed the principal amount of the Subordinated Debt so Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the Subordinated Debt being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing, (D) such Refinancing Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the Subordinated Debt so Refinanced except for any increase that is commercially reasonable at the time of such increase and (E) such Refinancing Subordinated Debt either (1) does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the Subordinated Debt so Refinanced or (2) does not mature, or require any amortization payments to be made, prior to the date that occurs 91 days after the Maturity Date and (ii) the repayment of the 1999 Subordinated Notes on or before August 1, 2004 in an amount up to the amount of the net cash proceeds received by the Borrower from the issuance of additional Subordinated Debt pursuant to Section 8.01(i). For the purposes of this definition, a "payment" shall include the transfer of any asset or the incurrence of any Indebtedness or other liability (the amount of any such payment to be the fair market value of such asset or the amount of such obligation, respectively) but shall not include the issuance of any Capital Stock of the Borrower or any Restricted Subsidiary other than Mandatorily Redeemable Stock that would constitute Indebtedness in accordance with the definition thereof.

         "Restricted Subsidiary" means (a) each Subsidiary of the Borrower in existence on the Closing Date and (b) each Subsidiary of the Borrower formed, created or acquired by the Borrower or a Restricted Subsidiary after the Closing Date, unless such Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a notice to the Administrative Agent given prior to such formation, creation or acquisition; provided, that any Subsidiary which owns, directly or indirectly, the Capital Stock of any Restricted Subsidiary shall, for so long as it is a Subsidiary, be a Restricted Subsidiary, and provided further, that any such Restricted Subsidiary may be redesignated by the Borrower as an Unrestricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Lenders given not less than five Business Days prior to such specified date, so long as (1) no Default, including but not limited to a Default under Section 8.06(d) and Section 8.07, shall have occurred and be continuing both before and after giving effect to such redesignation and (2) such notice shall be accompanied by a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information; provided further, that any Unrestricted Subsidiary may be redesignated by the Borrower as a Restricted Subsidiary, effective on the date specified by the Borrower in a notice to the Administrative Agent and the Lenders given not less than five Business Days prior to such specified date, so long as (1) no Default shall have occurred and be continuing after giving effect to such redesignation and (2) such notice shall be accompanied by a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information. For all purposes hereof, the redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary pursuant to this definition, shall be deemed to constitute an Investment by the Borrower and its Restricted Subsidiaries in an amount equal to the fair market value of the Restricted Subsidiary so redesignated at the time of such redesignation, as reasonably determined by the Borrower, and as set forth in a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent.

         "Revolving Commitment" means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Revolving Lender" means each Lender that has a Revolving Commitment or, if the Aggregate Revolving Commitments have been terminated, had a Revolving Commitment immediately prior to such termination.

         "Revolving Loan" has the meaning specified in Section 2.01(a).

         "Revolving Note" has the meaning specified in Section 2.11(a).

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Salt Lake JOA" means Newspaper Agency Corporation, a Utah corporation, and its successors (and the business it administers), and the New Salt Lake JOA.

         "Salt Lake Printer Build-Out" means the construction of a production and administrative facility for use of the Salt Lake JOA (including the acquisition of real Property and a new printing press).

         "Salt Lake Printer Entity" means a limited liability company to be formed (i) in which, at the time of formation and at all times thereafter, the direct and indirect profit interests of the Borrower and the other members of the Salt Lake JOA are in all material respects the same as their profit interests in the then existing Salt Lake JOA and (ii) that owns SLC Printing Press Assets.

         "Salt Lake Printer Lease" means a lease in respect of the SLC Printing Press Assets by the Salt Lake Printer Entity to the Salt Lake JOA, to the extent constituting a Capital Lease.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "SLC Printing Press Assets" means assets and property (including contractual rights) to be used in or constituting part of the Salt Lake Printer Build-Out.

         "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course,
(c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subordinated Debt" means (i) the 1999 Subordinated Notes, (ii) the 2003 Subordinated Notes, (iii) any Subordinated Debt incurred pursuant to
Section 8.01(i), (iv) any Subordinated Debt incurred to Refinance Subordinated Debt so long as (a) such Refinancing Subordinated Debt is subordinated on terms and conditions no less favorable in any material respect to the Lenders than the terms contained in the Subordinated Debt being Refinanced, (b) such Refinancing Subordinated Debt is binding only on the obligor or obligors under the Subordinated Debt so Refinanced, (c) the principal amount of the Refinancing Subordinated Debt does not exceed the principal amount of the Subordinated Debt so Refinanced plus any premium, "make-whole" amounts and penalties actually paid on the Subordinated Debt being Refinanced and all reasonable fees and expenses payable in connection with such Refinancing, (d) such Refinancing Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the Subordinated Debt so Refinanced except for any increase that is commercially reasonable at the time of such increase and (e) such Refinancing Subordinated Debt either (1) does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the Subordinated Debt so Refinanced or (2) does not mature, or require any amortization payments to be made, prior to the date that occurs 91 days after the Maturity Date, and (v) any other Indebtedness that is subordinated on terms and conditions, and that is subject to other terms and conditions, satisfactory in form and substance to the Required Lenders.

         "Subsidiary" means, with respect to any Person, any other Person (a) securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) any other ownership interests of which ordinarily constitute a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one of more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swingline Lender" means Bank of America in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder.

         "Swingline Loan" has the meaning specified in Section 2.04(a).

         "Swingline Loan Notice" means a notice of a Borrowing of Swingline Loans pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit 2.04.

         "Swingline Note" has the meaning specified in Section 2.11(a).

         "Swingline Sublimit" means an amount equal to the lesser of (a) $15,000,000 and (b) the Aggregate Revolving Commitments. The Swingline Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

         "Synthetic Lease" means (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Termination Event" means, with respect to any Benefit Plan, (a) any Reportable Event with respect to such Benefit Plan, (b) the termination of such Benefit Plan, or the filing of a notice of intent to terminate such Benefit Plan, or the treatment of any amendment to such Benefit Plan as a termination under ERISA Section 4041(c), (c) the institution of proceedings to terminate such Benefit Plan under ERISA Section 4042 or (d) the appointment of a trustee to administer such Benefit Plan under ERISA Section 4042.

         "Term Loan Note" has the meaning specified in Section 2.11(a).

         "Total Revolving Outstandings" means the aggregate Outstanding Amount of all Revolving Loans, all Swingline Loans and all L/C Obligations.

         "Tranche A Term Loan" has the meaning specified in Section 2.01(c).

         "Tranche A Term Loan Commitment" means, as to each Lender, its obligation to make its portion of the Tranche A Term Loan to the Borrower pursuant to Section 2.01(c), in the principal amount set forth opposite such Lender's name on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto. The aggregate principal amount of the Tranche A Term Loan Commitments of all of the Lenders as in effect on the Amendment No. 3 Effective Date is One Hundred Million Dollars ($100,000,000).

         "Tranche B Term Loan" has the meaning specified in Section 2.01(b).

         "Tranche B Term Loan Commitment" means, as to each Lender, its obligation to make its portion of the Tranche B Term Loan to the Borrower pursuant to Section 2.01(b), in the principal amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto. The aggregate principal amount of the Tranche B Term Loan Commitments of all of the Lenders as in effect on the Closing Date is Two Hundred Fifty Million Dollars ($250,000,000).

         "Tranche C Term Loan" has the meaning specified in Section 2.01(d).

         "Tranche C Term Loan Commitment" means, as to each Lender, its obligation to make its portion of the Tranche C Term Loan to the Borrower pursuant to Section 2.01(d), in the principal amount set forth opposite such Lender's name on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto. The aggregate principal amount of the Tranche C Term Loan Commitments of all of the Lenders as in effect on the Amendment No. 3 Effective Date is One Hundred Forty-Eight Million Seven Hundred Fifty Thousand Dollars ($148,750,000).

         "Type" means, with respect to any Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Benefit Liabilities" means, with respect to any Benefit Plan at any time, the amount of unfunded benefit liabilities of such Benefit Plan at such time as determined under ERISA Section 4001(a)(18).

         "United States" and "U.S." mean the United States of America.

         "Unreimbursed Amount" has the meaning set forth in Section 2.03(c)(i).

         "Unrestricted Subsidiary" means any Subsidiary of the Borrower that is not a Restricted Subsidiary.

         "Voluntary Disposition" means any disposition (including pursuant to a sale and leaseback transaction) of any or all of the Property (including without limitation the Capital Stock of a Subsidiary) of the Borrower or any Restricted Subsidiary whether by sale, lease, licensing, transfer or otherwise, but other than pursuant to any casualty or condemnation event; provided, however, that the term "Voluntary Disposition" (i) shall be deemed to include (a) any "Asset Sale" (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Debt and (b) any contribution of Property by the Borrower or any Restricted Subsidiary to a Person (including, without limitation, a JOA) that is not a Loan Party and in which the Borrower or such Restricted Subsidiary holds a partnership or joint venture interest, and (ii) shall not include any Involuntary Disposition.

         "West Coast MediaNews" means West Coast Media News LLC, a Delaware limited liability company.

         "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the Capital Stock and rights to acquire ownership interests of which (except directors' qualifying shares) are, directly or indirectly, owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more of such Subsidiaries; unless otherwise specified, "Wholly Owned Subsidiary" means a Wholly Owned Subsidiary of the Borrower.

         "York JOA" means the York Newspapers Company.

         1.02 OTHER INTERPRETIVE PROVISIONS.

         With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) (i) The words "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                      (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

                      (iii) The term "including" is by way of example and not
                  limitation.

                      (iv) The term "documents" includes any and all
                  instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

                  (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

                  (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS; CALCULATIONS; CONSOLIDATION.

         (a) Accounting Terms. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited consolidated balance sheet of the Borrower for the fiscal year ended June 30, 2003, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Borrower in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease.

         (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         (c) Calculations with Respect to Certain Transactions. Notwithstanding the above but subject to subsection (d) below, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 8.19 (including without limitation for purposes of the definitions of "Applicable Rate" and "Pro Forma Basis" set forth in
Section 1.01), (i) after consummation of any Voluntary Disposition, any redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary (as referred to in the definition of "Restricted Subsidiary") or any exercise of a Permitted Option in respect of the Salt Lake Printer Entity, (A) income statement items (whether positive or negative) and capital expenditures attributable to the assets disposed of (or the redesignated Subsidiary) shall be excluded and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, (ii) after consummation of any Acquisition or any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (as referred to in the definition of "Restricted Subsidiary"), (A) income statement items (whether positive or negative) and capital expenditures (other than capital expenditures that are non-recurring and not in the ordinary course of business) attributable to the Person or assets acquired or the redesignated Subsidiary shall, to the extent not otherwise included in such income statement items for the Borrower and its Restricted Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, be included to the extent relating to any period applicable in such calculations, (B) to the extent not retired in connection with such transaction, Indebtedness of the Person or assets acquired or the redesignated Subsidiary shall be deemed to have been incurred as of the first day of the applicable period and (C) pro forma adjustments reflecting costs savings may be included to the extent that (1) such adjustments would give effect to events that are (x) directly attributable to such transaction or (y) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries, (2) such adjustments have been approved by the Administrative Agent and (3) the aggregate amount of such pro forma adjustments do not exceed 10% of Consolidated Operating Cash Flow (as calculated on a Pro Forma Basis, without taking into account this clause (C), after giving effect to such transaction) at such time and (iii) upon completion of the Denver Printer Consolidation and/or the Salt Lake Printer Build-Out, pro forma adjustments reflecting costs savings may be included to the extent that (A) such adjustments would give effect to events that are (1) directly attributable to either such consolidation or facility or (2) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries and (B) such adjustments have been approved by the Administrative Agent.

         (d) Consolidation Generally. For purposes of all calculations made pursuant to any provision of this Agreement in respect of the Borrower and its Restricted Subsidiaries on a consolidated basis pursuant to Section 8.01 (other than with respect to JOAs and the Salt Lake Printer Entity), Section 8.19 (including without limitation for purposes of the definitions of "Applicable Rate" (including as such term is used in Sections 2.08 and 2.09) and "Pro Forma Basis" set forth in Section 1.01) or Section 8.22, (i) balance sheet items, income statement items (whether positive or negative) and capital expenditures attributable to any Restricted Subsidiary that is a Wholly Owned Subsidiary of the Borrower shall be included in their entirety and (ii) balance sheet items, income statement items (whether positive or negative) and capital expenditures attributable to (A) any Restricted Subsidiary or any JOA that, in either case, is not a Wholly Owned Subsidiary of the Borrower or (B) the Salt Lake Printer Entity shall be included (notwithstanding that such Person is not a Restricted Subsidiary) to the extent of the Borrower's direct or indirect common equity ownership on a fully diluted basis therein or, in the case of any JOA or the Salt Lake Printer Entity, any greater or lesser percentage thereof representing the allocation to the Borrower or any Restricted Subsidiary of the profits and losses of such JOA or the Salt Lake Printer Entity pursuant to the applicable Contract providing for such allocation, a copy of which shall have been furnished to the Administrative Agent; provided, that (i) operating cash flow of any Person that is not a Loan Party shall be excluded if and to the extent that, the declaration of dividends or distributions by that Person of such operating cash flow is not, at the time, permitted directly or indirectly, by the terms of its charter, or any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to that Person and (ii) so long as no dividends or other distributions have been made in respect of the Capital Stock of Denver owned by any Person that is not a Loan Party (other than payments under the Denver Tax Sharing Agreement), 100% of the revenues, cost of sales, management fees and selling, general and administrative expenses of Denver and its Subsidiaries shall be included.

         1.04 ROUNDING.

         Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 REFERENCES TO AGREEMENTS AND LAWS.

         Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

         1.06 TIMES OF DAY.

         Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         1.07 LETTER OF CREDIT AMOUNTS.

         Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor, whether or not such maximum face amount is in effect at such time.

                                   ARTICLE II

                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 REVOLVING LOANS AND TERM LOANS.

         (a) Revolving Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Revolving Loan") to the Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Commitment; provided, however, that after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swingline Loans shall not exceed such Lender's Revolving Commitment. Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         (b) Tranche B Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the "Tranche B Term Loan") to the Borrower in Dollars on the Closing Date in an amount not to exceed such Lender's Tranche B Term Loan Commitment. Amounts repaid on the Tranche B Term Loan may not be reborrowed. The Tranche B Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Closing Date shall be made as Base Rate Loans, and such Borrowings may not be converted into Eurodollar Rate Loans until the tenth Business Day following the Closing Date (or such earlier date as the Administrative Agent and the Borrower shall agree following the completion of the primary syndication of the Tranche B Term Loan).

         (c) Tranche A Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the "Tranche A Term Loan") to the Borrower in Dollars on the Amendment No. 3 Effective Date in an amount not to exceed such Lender's Tranche A Term Loan Commitment. Amounts repaid on the Tranche A Term Loan may not be reborrowed. The Tranche A Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Amendment No. 3 Effective Date shall be made as Base Rate Loans, and such Borrowings may not be converted into Eurodollar Rate Loans until the tenth Business Day following the Amendment No. 3 Effective Date (or such earlier date as the Administrative Agent and the Borrower shall agree following the completion of the primary syndication of the Tranche A Term Loan).

         (d) Tranche C Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the "Tranche C Term Loan") to the Borrower in Dollars on the Amendment No. 3 Effective Date in an amount not to exceed such Lender's Tranche C Term Loan Commitment. Amounts repaid on the Tranche C Term Loan may not be reborrowed. The Tranche C Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein, provided, however, all Borrowings made on the Amendment No. 3 Effective Date shall be made as Base Rate Loans, and such Borrowings may not be converted into Eurodollar Rate Loans until the tenth Business Day following the Amendment No. 3 Effective Date (or such earlier date as the Administrative Agent and the Borrower shall agree following the completion of the primary syndication of the Tranche C Term Loan).

         2.02     BORROWINGS, CONVERSIONS AND CONTINUATIONS OF LOANS.

         (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurodollar Rate Loans or of any conversion of

Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(b) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify
(i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of a Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. (or 2:00 p.m. in the case of a Borrowing of Base Rate Loans) on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, in the case of the initial Borrowings of the Tranche A Term Loan and the Tranche C Term Loan on the Amendment No. 3 Effective Date, the conditions precedent to the effectiveness of Amendment No.
3), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date of a Borrowing of Revolving Loans, there are L/C Borrowings or Swingline Loans outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swingline Loans and third, to the Borrower as provided above.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, notify the Borrower that no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative

Agent shall notify the Borrower and the Lenders of any change in Bank of America's prime rate used in determining the Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than (i) 10 Interest Periods in effect with respect to Revolving Loans, (ii) 5 Interest Periods in effect with respect to the Tranche A Term Loan, (iii) 5 Interest Periods in effect with respect to the Tranche B Term Loan and (iv) 5 Interest Periods in effect with respect to the Tranche C Term Loan.

         2.03 LETTERS OF CREDIT.

         (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars for the account of the Borrower or any of its Subsidiaries, and to amend or renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit issued by it; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Revolving Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swingline Loans would exceed such Lender's Revolving Commitment or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer (1) shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular, or (2) shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or (3) shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.03(b)(iii), the expiry date
                  of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Revolving Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of
                  Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Lenders have approved such expiry date;

                           (D) the issuance of such Letter of Credit would
                  violate one or more then-existing internal policies of such L/C Issuer applicable to the issuance of letters of credit generally by such L/C Issuer; or

                           (E) such Letter of Credit is in an initial amount
                  less than $500,000 or is to be denominated in a currency other than Dollars.

                  (iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (iv) An L/C Issuer shall be under no obligation to issue or amend any Letter of Credit if such L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Loan Party, on or prior to the Business Day prior to the requested date of issuance or amendment of such Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and
         (D) such other matters as such L/C Issuer may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the

         Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the applicable L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Auto-Renewal Letter of Credit"); provided that any such Auto-Renewal Letter of Credit must permit such L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such renewal if (A) such L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Nonrenewal Notice Date
         (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such renewal or (2) from the Administrative Agent, any Revolving Lender or the Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c) Drawings and Reimbursements; Funding of Participations.

                  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Revolving Lender's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this
         Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Revolving Lender (including any Revolving Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender's payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.

                  (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender's Pro Rata Share of such amount shall be solely for the account of such L/C Issuer.

                  (v) Each Revolving Lender's obligation to make Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against such L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in

         Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the applicable L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d) Repayment of Participations.

                  (i) At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender's L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in
         Section 11.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

         (e) Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, any other Loan Document or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will notify the applicable L/C Issuer within two Business Days after its receipt thereof (but in any event, prior to the issuance of such Letter of Credit). The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuers shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuers, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses or any other provision contained herein to the contrary notwithstanding, the Borrower may have a claim against the applicable L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer's willful misconduct or gross negligence or such L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each L/C Issuer shall provide to the Administrative Agent a list of outstanding Letters of Credit (together with amounts) issued by it on a monthly basis (and upon the request of the Administrative Agent); the Administrative Agent shall provide a copy of such list to any Lender upon request.

         (g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the applicable L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or
(ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). For purposes hereof, "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuers (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) (the "ISP") shall apply to each standby Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit equal to the Applicable Rate times the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each standby Letter of Credit issued by it in an amount equal to 1/8 of 1% per annum on the daily maximum amount available to be drawn thereunder (whether or not such maximum amount is then in effect under such Letter of Credit), due and payable quarterly in arrears on the Business Day immediately following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such standby Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

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

         2.04 SWINGLINE LOANS.

         (a) Swingline Facility. Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make loans (each such loan, a "Swingline Loan") to the Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans and L/C Obligations of the Swingline Lender in its capacity as a Lender of Revolving Loans, may exceed the amount of such Lender's Revolving Commitment; provided, however, that after giving effect to any Swingline Loan, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swingline Loans shall not exceed such Lender's Revolving Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under
Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall be a Base Rate Loan. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Swingline Loan.

         (b) Borrowing Procedures. Each Borrowing of Swingline Loans shall be made upon the Borrower's irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $100,000 and integral multiples of $10,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a written Swingline Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swingline Lender of any telephonic Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Borrowing of Swingline Loans (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the Borrower.

         (c) Refinancing of Swingline Loans.

                  (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably requests and authorizes the Swingline Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Lender's Pro Rata Share of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02. The Swingline Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swingline Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.

                  (ii) If for any reason any Swingline Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Lender's payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Revolving Lender's obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender's obligation to make Revolving Loans pursuant to this
         Section 2.04(c) is subject to the conditions set forth in Section 5.02. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein.

         (d) Repayment of Participations.

                  (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by the Swingline Lender.

                  (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Lender shall pay to the Swingline Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender.

         (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Revolving Lender funds its Revolving Loans that are Base Rate Loans or risk participation pursuant to this Section 2.04 to refinance such Lender's Pro Rata Share of any Swingline Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swingline Lender.

         (f) Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender.

         2.05 PREPAYMENTS.

         (a) Voluntary Prepayments of Loans.

                  (i) Revolving Loans and Term Loans. The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans, the Tranche A Term Loan, the Tranche B Term Loan and the Tranche C Term Loan in whole or in part without premium or penalty; provided that, except in respect of the prepayment in full of the Tranche B Term Loan on the Amendment No. 3 Effective Date with the proceeds of the Tranche A Term Loan and Tranche C Term Loan, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurodollar Rate Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (D) any prepayment of the Tranche A Term Loan, the Tranche B Term Loan and/or the Tranche C Term Loan shall be applied ratably to the remaining principal amortization payments thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Pro Rata Shares.

                  (ii) Swingline Loans. The Borrower may, upon notice to the Swingline Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $10,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (b) Mandatory Prepayments of Loans.

                  (i) Revolving Commitments. If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Revolving Loans and/or the Swingline Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess. All amounts prepaid pursuant to this Section 2.05(b)(i) shall be applied, first, to Swingline Loans until all Swingline Loans have been repaid, second, to Revolving Loans until all Revolving Loans have been repaid, and, third, to Cash Collateralize L/C Obligations.

                  (ii) Asset Disposition Prepayment Events. Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans and shall reduce the Aggregate Revolving Commitments in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Voluntary Disposition, Involuntary Disposition or JOA Asset Disposition that were not applied (or caused to be applied) by the Loan Parties prior to such Asset Disposition Prepayment Event to make Eligible Reinvestments (subject to the definition of "Asset Disposition Prepayment Event").

         All amounts prepaid pursuant to this Section 2.05(b)(ii) shall be applied, first, pro rata to the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans (in each case, ratably to the remaining principal amortization payments thereof) until such Loans have been paid in full, and, second, to the permanent reduction of the Aggregate Revolving Commitments.

                  (iii) Application of Mandatory Prepayments. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Rate Loans in direct order of Interest Period maturities. All prepayments under this
         Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

                  (iv) Eurodollar Prepayment Account. If the Borrower is required to make a mandatory prepayment of Eurodollar Rate Loans under this Section 2.05(b), so long as no Event of Default exists, the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the Administrative Agent in a cash collateral account maintained (pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent. Any amounts so deposited shall be held by the Administrative Agent as collateral for the prepayment of such Eurodollar Rate Loans and shall be applied to the prepayment of the applicable Eurodollar Rate Loans at the end of the current Interest Periods applicable thereto or, sooner, at the election of the Administrative Agent, upon the occurrence of an Event of Default. At the request of the Borrower, amounts so deposited shall be invested by the Administrative Agent in Cash Equivalents maturing on or prior to the date or dates on which it is anticipated that such amounts will be applied to prepay such Eurodollar Rate Loans; any interest earned on such Cash Equivalents will be for the account of the Borrower and the Borrower will deposit with the Administrative Agent the amount of any loss on any such Cash Equivalents to the extent necessary in order that the amount of the prepayment to be made with the deposited amounts may not be reduced.

         2.06 TERMINATION OR REDUCTION OF AGGREGATE REVOLVING COMMITMENTS.

         (a) Optional Reductions. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans, Swingline Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the amount of the Aggregate Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Lender according to its Pro Rata Share. All fees accrued with respect thereto until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination.

         (b) Mandatory Reductions.

                  (i) Voluntary Dispositions, Involuntary Dispositions and JOA Asset Dispositions. The Aggregate Revolving Commitments shall be permanently reduced in accordance with Section 2.05(b)(ii). In connection with any such reduction of the Aggregate Revolving Commitments, the Borrower shall immediately prepay outstanding Revolving Loans and Swingline Loans and/or Cash Collateralize L/C Obligations in accordance with Section 2.05(b)(i).

                  (ii) Other. (A) On the fifth anniversary of the Closing Date, the Aggregate Revolving Commitments shall be permanently reduced by $100,000,000.

                  (B) Concurrently with the prepayment in full of the Tranche B Term Loan on the Amendment No. 3 Effective Date with the proceeds of the Tranche A Term Loan and Tranche C Term Loan, all Tranche B Term Loan Commitments automatically shall be terminated

         2.07 REPAYMENT OF LOANS.

         (a) Revolving Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans outstanding on such date.

         (b) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier to occur of (i) demand by the Swingline Lender (which demand shall in no event be earlier than the date that occurs seven Business Days after the date of the borrowing of such Swingline
Loan) and (ii) the Maturity Date.

         (c) Tranche B Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche B Term Loan in installments on the last Business Day of each month and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

                        PRINCIPAL AMORTIZATION
 PAYMENT DATES                 PAYMENT
---------------         ----------------------
  March, 2004                $   625,000
  June, 2004                 $   625,000
September, 2004              $   625,000
December, 2004               $   625,000
  March, 2005                $   625,000
  June, 2005                 $   625,000
September, 2005              $   625,000
December, 2005               $   625,000
  March, 2006                $   625,000
  June, 2006                 $   625,000
September, 2006              $   625,000
December, 2006               $   625,000
  March, 2007                $   625,000
  June, 2007                 $   625,000
September, 2007              $   625,000
December, 2007               $   625,000
  March, 2008                $   625,000
  June, 2008                 $   625,000
September, 2008              $   625,000
December, 2008               $   625,000
  March, 2009                $   625,000
  June, 2009                 $   625,000
September, 2009              $   625,000
December, 2009               $   625,000
  March, 2010                $58,750,000
  June, 2010                 $58,750,000
September, 2010              $58,750,000
 Maturity Date               $58,750,000

         (d) Tranche A Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche A Term Loan in installments on the last Business Day of each month and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

                        PRINCIPAL AMORTIZATION
 PAYMENT DATES                 PAYMENT
---------------         ----------------------
  March, 2008                 $ 5,000,000
  June, 2008                  $ 5,000,000
September, 2008               $ 5,000,000
December, 2008                $ 5,000,000
  March, 2009                 $ 7,500,000
  June, 2009                  $ 7,500,000
September, 2009               $ 7,500,000
December, 2009                $ 7,500,000
  March, 2010                 $12,500,000
  June, 2010                  $12,500,000
September, 2010               $12,500,000
 Maturity Date             Remaining Balance

      (e) Tranche C Term Loan. The Borrower shall repay the outstanding principal amount of the Tranche C Term Loan in installments on the last Business Day of each month and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

                               PRINCIPAL AMORTIZATION
 PAYMENT DATES                         PAYMENT
September, 2004                  $          371,875
December, 2004                   $          371,875
  March, 2005                    $          371,875
  June, 2005                     $          371,875
September, 2005                  $          371,875
December, 2005                   $          371,875
  March, 2006                    $          371,875
  June, 2006                     $          371,875
September, 2006                  $          371,875
December, 2006                   $          371,875
  March, 2007                    $          371,875
  June, 2007                     $          371,875
September, 2007                  $          371,875
December, 2007                   $          371,875
  March, 2008                    $          371,875
  June, 2008                     $          371,875
September, 2008                  $          371,875
December, 2008                   $          371,875
  March, 2009                    $          371,875
  June, 2009                     $          371,875
September, 2009                  $          371,875
December, 2009                   $          371,875
  March, 2010                    $    35,142,187.50
  June, 2010                     $    35,142,187.50
September, 2010                  $    35,142,187.50
 Maturity Date                    Remaining Balance

      2.08 INTEREST.

      (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurodollar Rate for such Interest Period plus (B) the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

      (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Furthermore, upon the request of the

Required Lenders, while any Event of Default exists, (i) the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) all fees payable pursuant to Section 2.03(i) and (j) shall accrue at a per annum rate 2% greater than the rate which would otherwise be applicable. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

      (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

      2.09 FEES.

      In addition to certain fees described in subsections (i) and (j) of
Section 2.03:

            (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share, a commitment fee equal to the product of (i) the Applicable Rate times (ii) the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (y) the Outstanding Amount of Revolving Loans and (z) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarification, Swingline Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Revolving Commitments.

            (b) Fee Letter. The Borrower shall pay to BAS and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.

      2.10 COMPUTATION OF INTEREST AND FEES.

      All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.

      2.11 EVIDENCE OF DEBT.

      (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender's Loans in addition to such accounts or records. Each such promissory note shall
(i) in the case of Revolving Loans, be in the form of Exhibit 2.11(a) (a "Revolving Note"), (ii) in the case of Swingline Loans, be in the form of
Exhibit 2.11(b) (a "Swingline Note") and (iii) in the case of the Tranche A Term Loan, the Tranche B Term Loan or the Tranche C Term Loan, be in the form of
Exhibit 2.11(c) (a "Term Loan Note"). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

      (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

      2.12 PAYMENTS GENERALLY.

      (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

      (b) Subject to the definition of "Interest Period", if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

      (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

      (d) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

            (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

            (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

      A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

      (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

      (f) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swingline Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

      (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

      2.13 SHARING OF PAYMENTS.

      If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swingline Loans held by it (but not including any amounts applied by the Swingline Lender to outstanding Swingline Loans), any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swingline Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this
Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

      2.14 EXTENSION OF MATURITY DATE.

      (a) Not earlier than 90 days prior to, nor later than 60 days prior to, the Maturity Date then in effect, the Borrower may, upon notice to the Administrative Agent (which shall promptly notify the Lenders), request a one-year extension of the Maturity Date of the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations) then in effect. Within 30 days of delivery of such notice, each Lender shall notify the Administrative Agent whether or not it consents to such extension (which consent may be given or withheld in such Lender's sole and absolute discretion). Any Lender not responding within the above time period shall be deemed not to have consented to such extension. The Administrative Agent shall promptly notify the Borrower and the Lenders of the Lenders' responses. If any Lender declines, or is deemed to have declined, to consent to such extension, the Borrower may cause any such Lender to be replaced as a Lender pursuant to Section 11.16.

      (b) The Maturity Date of the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations) shall be extended only if Lenders that constitute at least the Required Revolving Lenders (calculated prior to giving effect to any replacements of Lenders permitted herein) (the "Consenting Lenders") have consented thereto. If so extended, such Maturity Date, as to the Consenting Lenders, shall be extended to the same date in the following year, effective as of the Maturity Date of the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations) then in effect (such existing Maturity Date being the "Extension Maturity Date"). The Administrative

Agent and the Borrower shall promptly confirm to the Lenders such extension and the Extension Maturity Date. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Extension Maturity Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Borrower, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the Extension Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists. On the Extension Maturity Date, the Revolving Commitments of Lenders that have not consented to such extension of the Maturity Date and have not been replaced as provided herein shall automatically terminate. The Borrower shall prepay any Revolving Loans outstanding on the Extension Maturity Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Revolving Loans ratable with any revised and new Pro Rata Shares of all the Lenders effective as of the Extension Maturity Date and after giving effect to any termination of the Revolving Commitments described above.

(c) This Section shall supersede any provisions in Section 11.01 to the contrary.

                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

      3.01 TAXES.

      (a) Subject to Section 11.15, any and all payments by any Loan Party to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, any and all Excluded Taxes (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If any Loan Party shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, subject to Section 11.15, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions, (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty days after the date of such payment, such Loan Party shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

      (c) Subject to Section 11.15, the Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid by the Administrative Agent and such Lender and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection (c) shall be made within thirty days after the date the Lender or the Administrative Agent makes a demand therefor.

      (d) If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event that the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection
(d) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

      3.02 ILLEGALITY.

      If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

      3.03 INABILITY TO DETERMINE RATES.

      If the Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan, or that the Eurodollar Base Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended

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until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, conversion or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

      3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY.

      (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, in each case after the Closing Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from
(i) Taxes or Other Taxes (as to which Section 3.01 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, or (iii) reserve requirements utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate), then from time to time within 10 Business Days after demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

      (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, in each case after the Closing Date, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time within 10 Business Days after demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

      3.05 FUNDING LOSSES.

      Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

            (a) any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

            (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower; or

            (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.16;

excluding any loss of anticipated profits but including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the

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

deposits from which such funds were obtained. The Borrower shall also pay any reasonable and customary administrative fees charged by such Lender in connection with the foregoing.

      For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

      3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

      (a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder and reasonably detailed calculations demonstrating how such amounts were determined shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

      (b) Upon any Lender's making a claim for compensation under Section 3.01 or 3.04, the Borrower may replace such Lender in accordance with Section 11.16.

      (c) Each Lender hereby agrees to use its best efforts to notify the Borrower of the occurrence of any event referred to in Section 3.04 promptly after becoming aware of the occurrence thereof. The failure of any Lender to provide such notice or to make demand for payment under Section 3.04 shall not constitute a waiver of such Lender's rights thereunder; provided that, notwithstanding any provision to the contrary contained in Section 3.04, the Borrower shall not be required to reimburse any Lender for any amounts or costs incurred under Section 3.04 more than 180 days prior to the date that such Lender notifies the Borrower in writing thereof, in each case unless, and to the extent that, any such amounts or costs so incurred shall relate to the retroactive application of any event notified to the Borrower within 180 days after such Lender became aware thereof which entitles such Lender to such compensation. If any Lender shall subsequently determine that any amount demanded and collected under Section 3.04 was done so in error, such Lender will promptly return such amount to the Borrower.

      (d) If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

      3.07 SURVIVAL.

      All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Revolving Commitments and repayment of all other Obligations hereunder.

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                                   ARTICLE IV

                                    GUARANTY

      4.01 THE GUARANTY.

      Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Swap Contract with the Borrower, and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

      Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or Swap Contracts, (a) the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law, (b) if Denver and its Subsidiaries are required to become Guarantors pursuant to Section 7.04 prior to the time, if any, that Denver becomes a Wholly Owned Subsidiary, the liability of Denver and its Subsidiaries pursuant to this Article IV (and the Pledge Agreement) on any day shall be limited to the unpaid principal amount of the Master Intercompany Note on, and accrued and unpaid interest and fees thereunder as of, such day,
(c) the liability of Los Angeles Daily News pursuant to this Article IV shall be limited to the maximum amount permitted under the Greenco Option Agreement as in effect on the Closing Date and (d) prior to the time, if any, that the California Partnership, the York JOA, MNG/Power One Media Holding Company, Inc., the Salt Lake JOA or any of their respective Subsidiaries (including Persons which become Subsidiaries after the Closing Date pursuant to a Permitted Investment) becomes a Wholly Owned Subsidiary, such Person shall not be required to Guarantee all or any portion of the Obligations.

      Upon the contribution of assets by K-T to the New Salt Lake JOA (or a Subsidiary thereof) in accordance with the terms of Section 8.06(b) or the contribution of all or substantially all of the Capital Stock or assets of Los Angeles Daily News or Long Beach Publishing Company to the California Partnership (or a Subsidiary thereof) in accordance with the terms of Section 8.06(c), the Administrative Agent shall deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent's security interest, if any, in such assets or Capital Stock (including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any) and the release of K-T, Los Angeles Daily News or Long Beach Publishing Company, as applicable, from all of its obligations under this Article IV and the Pledge Agreement.

      4.02 OBLIGATIONS UNCONDITIONAL.

      The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or Swap Contracts, or any other agreement or instrument referred to therein, or any substitution,

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

release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

            (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

            (b) any of the acts mentioned in any of the provisions of any of the Loan Documents, any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts shall be done or omitted;

            (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

            (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

            (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

      With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Loan Documents or such Swap Contracts, or against any other Person under any other guarantee of, or security for, any of the Obligations.

      4.03 REINSTATEMENT.

      The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Loan Party in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, Attorney Costs) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any

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claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

      4.04 CERTAIN ADDITIONAL WAIVERS.

      Without limiting the generality of the provisions of this Article IV, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to
Section 4.02 and through the exercise of rights of contribution pursuant to
Section 4.06.

      4.05 REMEDIES.

      The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

      4.06 RIGHTS OF CONTRIBUTION.

      The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated.

      4.07 GUARANTEE OF PAYMENT; CONTINUING GUARANTEE.

      The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

                                    ARTICLE V

                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

      5.01 CONDITIONS OF INITIAL CREDIT EXTENSION.

      The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent on or before the Closing Date:

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            (a) Loan Documents. Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender.

            (b) Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Closing Date, and in form and substance satisfactory to the Administrative Agent.

            (c) No Material Adverse Change. There shall not have occurred a material adverse change since June 30, 2003 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

            (d) Litigation. There shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

            (e) Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Closing Date;

                  (ii) such certificates of resolutions or other action,
            incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

                  (iii) such documents and certifications as the Administrative
            Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation, the state of its principal place of business and each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (f) Perfection and Priority of Liens. Receipt by the Administrative Agent of the following:

                  (i) searches of Uniform Commercial Code filings in the
            jurisdiction of formation of each Loan Party, the jurisdiction of the chief executive office of each Loan Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the

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

            Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens; and

                  (ii) all certificates evidencing any certificated Capital
            Stock pledged to the Administrative Agent pursuant to the Pledge Agreement, together with duly executed in blank, undated stock powers attached thereto.

            (g) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 5.01(c) and (d) and Sections 5.02(a), (b) and (c) have been satisfied.

            (h) Subordinated Debt. The Administrative Agent shall have received a copy, certified by a Responsible Officer of the Borrower as true and complete, of the 2003 Indenture as originally executed and delivered, together with all exhibits and schedules thereto. The Administrative Agent shall be satisfied that all of the Obligations constitute "Senior Debt" and "Designated Senior Debt" within the meaning and pursuant to the terms of the 1999 Indenture and the 2003 Indenture.

            (i) Existing Credit Agreement. The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that certain Credit Agreement dated as of May 12, 1999 (as amended and restated as of January 2, 2001) among the Borrower, the guarantors party thereto, the lenders party thereto and The Bank of New York, as administrative agent, has been or concurrently with the Closing Date is being terminated and all Liens securing obligations thereunder have been or concurrently with the Closing Date are being released.

            (j) Fees. Receipt by the Administrative Agent and the Lenders of any fees required to be paid on or before the Closing Date.

            (k) Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

            (l) Other. Receipt by the Administrative Agent and the Lenders of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries; such information may include, if requested by the Administrative Agent, asset appraisal reports and written audits of accounts receivable, inventory, payables, controls and systems.

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

      5.02 CONDITIONS TO ALL CREDIT EXTENSIONS.

      The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

            (a) The representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in subsection (b) of Section 6.16 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01.

            (b) No Default shall exist, or would result from such proposed Credit Extension.

            (c) There shall not have been commenced against the Borrower or any Subsidiary an involuntary case under any applicable Debtor Relief Law, now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed.

            (d) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

      Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a), (b) and (c) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Administrative Agent and the Lenders that:

      6.01 ORGANIZATION; POWER; QUALIFICATION.

      The Borrower and each Restricted Subsidiary are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, have the organizational power and authority to own their respective properties and to carry on their respective businesses as now being and hereafter proposed to be conducted and are duly qualified and in good standing, and are authorized to do business, in all jurisdictions in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Material Adverse Effect.

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      6.02 SUBSIDIARIES.

      Schedule 6.02 sets forth, as of the Closing Date, all of the Subsidiaries, their jurisdictions of organization and the percentages of the various classes of their Capital Stock owned by the Borrower or another Restricted Subsidiary. As of the Closing Date, all such Subsidiaries are Restricted Subsidiaries. The Borrower or another Restricted Subsidiary, as the case may be, has the unrestricted right to vote (except as may be provided in the Pledge Agreement and the Denver Acquisition Documents), and (subject to limitations imposed by applicable Laws and except for Permitted Restrictive Covenants) to receive dividends and distributions on, all Capital Stock indicated on Schedule 6.02 as owned by the Borrower or such Restricted Subsidiary. All such Capital Stock has been duly authorized and issued and is fully paid and nonassessable.

      6.03 AUTHORIZATION; ENFORCEABILITY; REQUIRED CONSENTS; ABSENCE OF
CONFLICTS.

      Each Loan Party has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and, in the case of the Borrower, to obtain Credit Extensions hereunder. This Agreement has been, and each of the other Loan Documents to which a Loan Party is a party when delivered to the Administrative Agent will have been, duly executed and delivered by each Loan Party that is a party thereto and is, or when so delivered will be, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by equitable principles regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance in accordance with their respective terms by the Loan Parties of the Loan Documents to which they are parties, and each Credit Extension hereunder, do not and (absent any change in any applicable Laws or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Borrower or any Restricted Subsidiary, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such Governmental Approval or other consent or approval required under any applicable Law or Contract as in effect on the Closing Date, are listed on
Schedule 6.03 and other than Governmental Approvals and other consents and approvals the failure of which to obtain, singly or in the aggregate, has not had and will not have a Material Adverse Effect, or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than Liens securing the Obligations) upon any assets of the Borrower or any Restricted Subsidiary under, (i) any Contract to which the Borrower or any Restricted Subsidiary is a party or by which the Borrower or any Restricted Subsidiary or any of their respective properties may be bound or
(ii) any applicable Law, in each case other than such violations, conflicts, breaches, defaults and Liens that, singly or in the aggregate, have not had and will not have a Material Adverse Effect.

      6.04 TAXES.

      The Borrower and each Restricted Subsidiary have (a) filed all material tax returns required to have been filed by it under applicable Law, (b) paid all taxes that are due and payable by it or have been assessed against it except for taxes the failure of which to have paid does not contravene Section 7.02(a)(v) and (c) to the extent required by GAAP, reserved against all taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid. Other than Permitted Tax Sharing Agreements, there are in effect no tax sharing, tax allocation or similar agreements to which the Borrower or any of its Restricted Subsidiaries is a signatory providing for the manner in which tax payments owing by members of the affiliated group of which the

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Borrower is the "common parent" (within the meaning of Section 1504 of the
Internal Revenue Code) (whether in respect of federal or state income or other taxes) are allocated among the members of such group.

      6.05 LITIGATION.

      Except as set forth on Schedule 6.05, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened (nor, to the knowledge of the Borrower, is there any basis therefor) against or in any other way relating to or affecting
(a) the Borrower or any Restricted Subsidiary or any of their respective businesses or properties, (b) any Loan Document or (c) the Collateral, that, singly or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

      6.06 BURDENSOME PROVISIONS.

      Neither the Borrower nor any Restricted Subsidiary is a party to or bound by any Contract or applicable Law, compliance with which would be reasonably likely to have a Material Adverse Effect.

      6.07 NO ADVERSE CHANGE OR EVENT.

      Since June 30, 2003, no change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Restricted Subsidiary has occurred, and no event has occurred or failed to occur, that has had or would be reasonably likely to have, either alone or in conjunction with all other such changes, events and failures, a Material Adverse Effect. Such an adverse change may have occurred, and such an event may have occurred or failed to occur, at any particular time notwithstanding the fact that at such time no Default shall have occurred and be continuing.

      6.08 ADDITIONAL ADVERSE FACTS.

      Except for facts and circumstances disclosed on Schedule 6.05 or Schedule
6.08 or in the notes to the financial statements referred to in Section 6.16(a), no fact or circumstance is known to the Borrower and its Restricted Subsidiaries, as of the Closing Date, that, either alone or in conjunction with all other such facts and circumstances, has had or would be reasonably likely to have (so far as the Borrower and its Restricted Subsidiaries can foresee) a Material Adverse Effect. If a fact or circumstance disclosed on such Schedules or in such notes should in the future have a Material Adverse Effect, such Material Adverse Effect shall be a change or event subject to Section 6.07 notwithstanding such disclosure.

      6.09 INVESTMENT COMPANY ACT.

      Neither the Borrower nor any Restricted Subsidiary is an "investment company" or a Person "controlled" by a Person required to register as an "investment company", within the meaning of the Investment Company Act of 1940.

      6.10 SUBSTANCE RELEASE AND DISPOSAL.

      Except as disclosed on Schedule 6.10, to the best of the Borrower's knowledge, (a) there have been no releases or disposals of hazardous wastes, environmental contaminants or other substances in quantities or locations that, singly or in the aggregate, would be reasonably likely to result in the

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incurrence by the Borrower or any of its Restricted Subsidiaries of remedial obligations under applicable Law that would be reasonably likely to have a Material Adverse Effect, and (b) neither the Borrower nor any of its Restricted Subsidiaries has received any notice or order from any Governmental Authority advising it that it has or may have any remedial obligation with respect to any such releases or disposals or that it is or may be responsible for the costs of any remedial action taken or to be taken by any other Persons with respect to any such releases or disposals, which obligation or cost, if fully payable, would, singly or in the aggregate, be reasonably likely to have a Material Adverse Effect.

      6.11 SENIOR OBLIGATIONS.

      The Obligations constitute "Senior Debt" and "Designated Senior Debt" within the meaning and pursuant to the terms of the 1999 Indenture, the 2003 Indenture and each Contract evidencing or governing any other Subordinated Debt. No Indebtedness other than the Obligations constitutes "Designated Senior Debt" within the meaning and pursuant to the terms of the 1999 Indenture, the 2003 Indenture or any Contract evidencing or governing any other Subordinated Debt.

      6.12 SOLVENCY.

      The Loan Parties are Solvent on a consolidated basis.

      6.13 PERFECTION OF SECURITY INTERESTS IN THE COLLATERAL.

      The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

      6.14 CHIEF EXECUTIVE OFFICE, ETC.

      Set forth on Schedule 6.14(a) is the chief executive office, tax payer identification number and organizational identification number (if any) of each Loan Party as of the Closing Date. The exact legal name and state of organization of each Loan Party as of the Closing Date is as set forth on the signature pages hereto. Except as set forth on Schedule 6.14(b), no Loan Party has during the five years preceding the Closing Date (i) changed its legal name,
(ii) changed its state of formation, or (iii) been party to a merger, consolidation or other change in organizational structure.

      6.15 TAX SHELTER REGULATIONS.

      The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation section 1.6011-4). If the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. The Borrower acknowledges that the Administrative Agent and/or one or more of the Lenders may treat the Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation section 1.6011-4 or section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations. In such event, the Administrative Agent and/or such Lender, as applicable, hereby agrees that it shall (to the extent permitted by law) promptly notify the Borrower of its intention to treat such Loans or Letters of Credit (as the case may be) as part of a transaction that is subject to Treasury Regulation section 1.6011-4 or section 301.6112-1.

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      6.16 ACCURACY OF FINANCIAL STATEMENTS AND INFORMATION.

            (a) Historical Financial Statements. (i) Schedule 6.16(a) sets forth a complete and correct list of the financial statements submitted by the Borrower to the Lenders in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with GAAP (except for (A) normal year-end audit adjustments and (B) in the case of unaudited financial statements, the absence of footnotes), the consolidated and, to the extent applicable, consolidating financial position of the Borrower and the Restricted Subsidiaries as at their respective dates and the consolidated and, to the extent applicable, consolidating results of operations, retained earnings and, as applicable, changes in financial position or cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and (iii) except as disclosed or reflected in such financial statements or otherwise disclosed in writing to the Lenders, as at June 30, 2003, neither the Borrower nor any Subsidiary had any liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

            (b) Future Financial Statements. The financial statements delivered pursuant to Section 7.01(a) or (b) shall be complete and correct and present fairly, in accordance with GAAP (except for (i) changes therein or departures therefrom that are described in the certificate or report accompanying such statements and that have been approved in writing by the Borrower's then current independent certified public accountants, (ii) normal year-end audit adjustments and (iii) in the case of financial statements delivered pursuant to Section 7.01(a), the absence of footnotes) the consolidated and, if prepared by the Borrower, consolidating financial position of the Borrower and the Consolidated Subsidiaries as at their respective dates and the consolidated and, if prepared by the Borrower, consolidating results of operations, retained earnings and cash flows of the Borrower and such Subsidiaries for the respective periods to which such statements relate, and the furnishing of the same to the Lenders shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Lenders to that effect and to the further effect that, except as disclosed or reflected in such financial statements, as at the respective dates thereof, neither the Borrower nor any Subsidiary had any liability, contingent or otherwise, or any unrealized or anticipated loss, that, singly or in the aggregate, has had or would be reasonably likely to have a Material Adverse Effect.

            (c) Historical Information. All information furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Subsidiary prior to the Closing Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of information dated as of a prior date, as of such date, (i) in the case of any information prepared in the ordinary course of business, was complete and correct in all material respects in the light of the purpose prepared, and, in the case of any information the preparation of which was requested by any Lender, was complete and correct in all material respects to the extent necessary to give such Lender true and accurate knowledge of the subject matter thereof, (ii) did not contain any untrue statement of a material fact, and
      (iii) did not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

            (d) Future Information. All information furnished or to be furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Subsidiary on or after the Closing Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan

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      Documents, shall, at the time the same is so furnished, but in the case of information dated as of a prior date, as of such date, (i) in the case of any information prepared in the ordinary course of business, be complete and correct in all material respects in the light of the purpose prepared, and, in the case of any information required by the terms of the Loan Documents or the preparation of which was requested by any Lender, be complete and correct in all material respects to the extent necessary to give such Lender true and accurate knowledge of the subject matter thereof, (ii) not contain any untrue statement of a material fact, and
      (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent or any Lender shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall cause each Restricted Subsidiary to:

      7.01 INFORMATION TO BE FURNISHED.

      Furnish to the Administrative Agent and each Lender:

            (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended December 31, 2003:

                  (i) consolidated and consolidating balance sheets of the
            Borrower and the Consolidated Subsidiaries, as at the end of such quarterly period and the related consolidated statements of income, statements of income of the Borrower and the Consolidated Subsidiaries, and consolidated statements of cash flows the Borrower and the Consolidated Subsidiaries, for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year; and

                  (ii) if such information is not included in the Borrower's
            Exchange Act filings for such quarterly period, pro forma financial information, for each Limited Guarantor, Restricted Subsidiary that is not a Guarantor and JOA for such quarterly period, of the type provided in "Adjusted EBITDA Available to the Company" in the Borrower's Annual Report on Form 10-K for its fiscal year ended June 30, 2003.

            (b) Year-End Financial Statements; Accountants' Certificate. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended June 30, 2004:

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                  (i) consolidated and consolidating balance sheets of the
            Borrower and the Consolidated Subsidiaries, as at the end of such fiscal year and the related consolidated statements of income, statements of income of the Borrower and the Consolidated Subsidiaries, and consolidated statements of cash flows of the Borrower and the Consolidated Subsidiaries, for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

                  (ii) an audit report/opinion of Ernst & Young, or other
            independent certified public accountants of recognized standing reasonably satisfactory to the Required Lenders, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification, exception, assumption or explanatory language or any qualification, exception, assumption or explanatory language as to the scope of such audit;

                  (iii) a certificate of such accountants addressed to the
            Lenders (A) stating that they have caused this Agreement to be reviewed and that, in making the examination necessary for their report on such consolidated financial statements, nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default exists in respect of Section
            8.19 insofar as they relate to accounting matters and (B) having attached the calculations required to establish whether or not the Loan Parties were in compliance with the covenants contained in
            Section 8.19;

                  (iv) the operating budget summary setting forth the
            projections of operating revenues and expenses of the Borrower and the Subsidiaries for the succeeding budget year; and

                  (v) if such information is not included in the Borrower's
            Exchange Act filings for such fiscal year, pro forma financial information, for each Limited Guarantor, Restricted Subsidiary that is not a Guarantor and JOA for such fiscal year, of the type provided in "Adjusted EBITDA Available to the Company" in the Borrower's Annual Report on Form 10-K for its fiscal year ended June 30, 2003;

      provided that, in the event the Borrower changes the opening and closing dates for its fiscal year, the balance sheets and other financial statements provided pursuant to Section 7.01(b)(i) above shall cover a period not greater than twelve months and, if necessary to ensure that all periods from the Closing Date are covered by such audited financial statements, the Borrower shall provide financial statements, so audited and reported on, for any shorter interim period resulting from any such change in its fiscal year.

            (c) (i) Compliance Certificates. At the time that financial statements are furnished pursuant to Section 7.01(a) or (b), a Compliance Certificate of a Responsible Officer of the Borrower. At the time that financial statements are furnished pursuant to Section 7.01(a) and within 90 days after the end of each fiscal year of the Borrower, a certificate of a Responsible Officer of the Borrower demonstrating the Consolidated Total Leverage Ratio and the ratio of Consolidated Senior Debt to Consolidated Operating Cash Flow and stating, if applicable, that a change in the Applicable Rate should be made.

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                  (ii) Additional Financial Statements. In the event that there are any Unrestricted Subsidiaries during any period in respect of which financial statements are required to be delivered pursuant to subsections (a) and (b) above, furnish to the Administrative Agent and each Lender, at the time such financial statements are so delivered, an additional set thereof with respect to the Borrower and the Restricted Subsidiaries.

            (d) Reports and Filings. (i) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or any Restricted Subsidiary, or the board of directors of the Borrower or any Restricted Subsidiary, by its independent certified public accountants, including any management letter; (ii) as soon as practicable, copies of all such financial statements and reports as the Borrower or any Restricted Subsidiary shall send to its stockholders and of all registration statements and all regular or periodic reports that the Borrower or any Restricted Subsidiary shall file, or may be required to file, with the SEC; (iii) promptly upon the effectiveness thereof, copies of each amendment, supplement or modification to the 1999 Indenture or the 2003 Indenture; and (iv) as soon as practicable, copies of all financial or other material information furnished to the holders of the 1999 Subordinated Notes or the 2003 Subordinated Notes.

            (e) Requested Information. From time to time and promptly upon request of any Lender, such information regarding the Loan Documents, the Loans, the Letters of Credit or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and the Subsidiaries as such Lender may reasonably request, in each case in form and substance and certified in a manner reasonably satisfactory to the requesting Lender.

            (f) Notice of Defaults, Material Adverse Changes and Other Matters. Prompt notice of:

                  (i) any Default of which the Borrower has knowledge,

                  (ii) the acquisition or formation of a new Subsidiary and, in the case of each such new Subsidiary, its name, jurisdiction of incorporation, the percentages of the various classes of its Capital Stock owned by the Borrower or another Subsidiary and whether or not such new Subsidiary is a Restricted Subsidiary,

                  (iii) any change in the name of any Subsidiary, its
            jurisdiction of incorporation, the percentages of the various classes of its Capital Stock owned by the Borrower or another Subsidiary or its status as a Restricted or Unrestricted Subsidiary,

                  (iv) to the extent that the Borrower has knowledge thereof, the threatening or commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the representation contained in
            Section 6.05 to be incorrect if made at such time,

                  (v) to the extent that the Borrower has knowledge thereof, the occurrence or nonoccurrence of any change or event that would cause the representation contained in Section 6.07 or Section 6.10 to be incorrect if made at such time,

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                  (vi) any event or condition referred to in clauses (i) through
            (vii) of Section 9.01(g), whether or not such event or condition shall constitute an Event of Default,

                  (vii) any amendment of the Organization Documents of any Loan
            Party,

                  (viii) the giving or receipt of any material notice or other material written communication under the Greenco Option Agreement, the Partnership Agreement, the Denver Acquisition Documents or the Denver JOA Documents, together with copies of each such notice or other communication, and

                  (ix) to the extent the Borrower has knowledge thereof, the occurrence of any event or condition as a consequence of which the ability of any Limited Guarantor, Restricted Subsidiary that is not a Guarantor or JOA (A) to declare and pay dividends or make any other distributions on shares of its Capital Stock is limited for any period of time or (B) to pay any obligation owed by it to the Borrower or any Restricted Subsidiary is limited for any period of time pursuant to any covenant or restriction described in clauses
            (1)(y) of the exception to clause (ii) of Section 8.22(a).

            (g) Tax Shelter Provisions. Promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
      Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

      7.02 PRESERVATION OF EXISTENCE AND PROPERTIES, SCOPE OF BUSINESS, COMPLIANCE WITH LAW, PAYMENT OF TAXES AND CLAIMS, PRESERVATION OF ENFORCEABILITY.

            (a) Except as permitted by Section 8.05, (i) preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, (ii) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, ordinary wear and tear excepted, (iii) engage only in Permitted Businesses or in other businesses directly related thereto, provided that the Borrower and its Restricted Subsidiaries may continue any business activities not constituting a Permitted Business to the extent that such business activities are conducted by a Person at the time such Person was acquired in a Permitted Acquisition, (iv) comply with applicable Law, (v) pay or discharge when due all taxes and all liabilities that might become a Lien on any of its properties, except to the extent that the applicability or validity thereof is being contested in good faith by appropriate proceedings and an adequate reserve has been established therefor in accordance with GAAP, and (vi) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, except that this
      Section 7.02(a) (other than clause (i), in so far as it requires any Loan Party to preserve its corporate existence, clause (iii) and clause (vi)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 7.02(a), would not reasonably be expected to have a Material Adverse Effect.

            (b) Subsidiary Matters.

                  (i) Ensure that no payment is made or required to be made by the Borrower or a Restricted Subsidiary to a creditor of an Unrestricted Subsidiary in respect of any

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            Indebtedness or other liability of such Unrestricted Subsidiary, and ensure that no action is taken by it, and that its affairs are not conducted in a manner, which is reasonably likely to result in the legal existence of any Unrestricted Subsidiary that is a direct Subsidiary of the Borrower or any Restricted Subsidiary being ignored in a material respect, or in the assets or liabilities of the Borrower or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  (ii) If an Unrestricted Subsidiary will file a consolidated tax return with the Borrower, deliver to the Administrative Agent, on or prior to the date on which such Unrestricted Subsidiary shall have been designated as an Unrestricted Subsidiary pursuant to the definition of "Restricted Subsidiary" herein, and maintain in full force and effect a tax sharing agreement, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by such Unrestricted Subsidiary and the Borrower.

      7.03 INSURANCE.

      Maintain insurance with responsible insurance companies against at least such risks and in at least such amounts in all material respects as is customarily maintained by similar businesses, or as may be required by applicable Law or reasonably requested by the Required Lenders.

      7.04 ADDITIONAL SUBSIDIARIES.

      Except as otherwise provided in the second paragraph of Section 4.01 and in Section 7.08, within thirty (30) days (or such later date as the Administrative Agent may agree) following (x) the acquisition, formation or designation after the Closing Date of any Restricted Subsidiary or (y) the date that any Restricted Subsidiary in existence on the Closing Date that was previously restricted from becoming a Guarantor hereunder is no longer so restricted (whether as a result of the acquisition by a Loan Party of the outstanding minority interest in such Restricted Subsidiary or otherwise):

      (a) notify the Administrative Agent thereof in writing, together with (i) its jurisdiction of formation, (ii) the number of shares of each class of Capital Stock outstanding, (iii) the number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower or any Restricted Subsidiary and (iv) the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and

      (b) cause such Restricted Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement or such other documents as the Administrative Agent shall reasonably deem appropriate for such purpose, and (ii) deliver to the Administrative Agent documents of the types referred to in Sections 5.01(e) and (f) and favorable opinions of counsel to such Restricted Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

      Furthermore, within thirty (30) days (or such later date as the Administrative Agent may agree) of the earlier to occur of (1) the date that Denver becomes a Wholly Owned Subsidiary or (2) June 30, 2006 (if the Borrower has not exercised its option to purchase the outstanding Capital Stock of Denver owned by Media General by June 30, 2006), the Borrower shall cause Denver and its Subsidiaries to become Guarantors by executing and delivering to the Administrative Agent Joinder Agreements or such

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other documents as the Administrative Agent shall reasonably deem appropriate for such purpose, together with related documents of the type described in clause (b) above; provided, however, in the event that clause (2) of this paragraph is applicable, Denver and its Subsidiaries shall be deemed to be Limited Guarantors for purposes of the Loan Documents (and, notwithstanding
Section 7.08(a), shall not be required to become a party to the Pledge Agreement) until such time as Denver becomes a Wholly Owned Subsidiary whereupon Denver and its Subsidiaries shall no longer be Limited Guarantors and their Guaranty will no longer be limited by Section 4.01.

      7.05 USE OF PROCEEDS.

      Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document; provided, however, the proceeds of the Tranche A Term Loan and Tranche C Term Loan shall be used solely to refinance the outstanding principal balance of the Tranche B Term Loan on the Amendment No. 3 Effective Date.

      7.06 ADDITIONAL COVENANTS RELATING TO DISCLOSURE.

            (a) Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit (i) the preparation of financial statements required to be delivered pursuant to
      Section 7.01(a) and (b) and (ii) the determination of the compliance of the Borrower and its Subsidiaries with the terms of the Loan Documents.

            (b) Visits, Inspections and Discussions. Permit, or, in the case of premises, property, books, records or Persons not within its immediate control, promptly take such reasonable actions as are necessary or desirable in order to permit, representatives (whether or not officers or employees) of any Lender, from time to time upon reasonable prior notice, as often as may be reasonably requested, to (i) visit any of its premises or property or any premises or property of others on which any of its property or books and records (or books and records of others relating to it) may be located, (ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records and books and records of others relating to it, including management letters prepared by its independent certified public accountants, and (iv) discuss with any Person (including its principal officers and independent certified public accountants) its business, assets, liabilities, financial condition, results of operation and business prospects.

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      7.07  AUTHORIZATION OF THIRD PARTIES TO DELIVER INFORMATION AND DISCUSS
            AFFAIRS.

      Each Loan Party hereby authorizes and directs each Person whose preparation or delivery to the Administrative Agent or the Lenders of any opinion, report or other information is a condition or covenant under the Loan Documents to so prepare or deliver such information for the benefit of the Administrative Agent and the Lenders. Until further written notice from the Loan Parties, each Loan Party further authorizes and directs all Persons (a) to furnish to the Lenders any information regarding the matters referred to in
Section 7.01(e) that any Lender may reasonably request, (b) to permit representatives of any Lender upon reasonable notice to make the visits, inspections, reviews and extracts of premises, property, books and records within their possession and control contemplated by Section 7.06(b) and (c) to discuss with representatives of any Lender the matters referred to in Section 7.06(b). Each Loan Party agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 7.07 as the Administrative Agent or any Lender may reasonably request.

      7.08 PLEDGED ASSETS.

      Except to the extent set forth in Schedule 7.08, cause:

      (a) all of the issued and outstanding Capital Stock owned by each Loan Party in (i) each Restricted Subsidiary and (ii) to the extent required to be pledged pursuant to Section 8.21, each JOA; and

      (b) the Master Intercompany Note,

to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that the Capital Stock in K-T (and any of its Subsidiaries), the Capital Stock of the California Partnership and the Capital Stock in JOAs in existence as of the Closing Date (other than the Charleston JOA and the York JOA) shall not be required to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent as provided above
(i) until the date forty-five (45) days after the Closing Date (or such later date as the Administrative Agent shall determine in its reasonable discretion) or (ii) to the extent that the applicable Loan Parties are unable, following the exercise of commercially reasonable efforts, to obtain all necessary consents of their JOA partners (and, in the case of the Denver JOA, Media General) in respect of the granting by such Loan Parties of Liens in respect of such Capital Stock.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

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

      8.01 INDEBTEDNESS.

            Subject to Section 8.22 (with respect to Limited Guarantors and Restricted Subsidiaries that are not Wholly Owned Subsidiaries only), create, incur, assume or suffer to exist any Indebtedness other than:

            (a) Indebtedness under the Loan Documents;

            (b) Existing Debt;

            (c) Intercompany Debt (so long as the applicable obligor's Indebtedness to the applicable obligee is a Permitted Investment of such obligee in such obligor);

            (d) Indebtedness in an outstanding aggregate principal amount not to exceed $14,400,000 to finance the acquisition by the Borrower or any of its Affiliates of a corporate jet airplane for use by the Borrower and its Subsidiaries (the "Airplane Debt");

            (e) Indebtedness in an outstanding aggregate principal amount not in excess of $7,500,000 in respect of any Guarantee provided by the Borrower or any Restricted Subsidiary of Indebtedness of Ponderay Newspaper Company (the "California Guaranty");

            (f) Purchase Money Indebtedness in an outstanding aggregate principal amount not in excess of $50,000,000;

            (g) other Indebtedness in an outstanding aggregate principal amount not in excess of $50,000,000 at any time;

            (h) other unsecured Indebtedness of the Borrower so long as (A) subject to Section 8.11, the material terms of such Indebtedness (1) are no more restrictive or onerous in any material respect on the Borrower and its Restricted Subsidiaries, or confer greater rights on the holders thereof in any material respect, than the terms of the Loan Documents and the rights of the Administrative Agent and the Lenders thereunder and (2) do not (absent the right to accelerate the maturity thereof upon the occurrence of an event of default in connection therewith and the right to require a repayment or prepayment in connection with a change of control or a sale of assets) require the repayment or prepayment of any portion of such Indebtedness prior to the date that is 91 days after the Maturity Date and (B) prior to incurring any such Indebtedness exceeding $10,000,000, the Borrower shall have provided to the Administrative Agent
      (1) a certificate of a Responsible Officer of the Borrower stating that
      (x) the representations and warranties in Article VI are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) both immediately before and after giving effect to the incurrence of such Indebtedness and (y) no Default shall have occurred and be continuing both immediately before and after giving effect to the incurrence of such Indebtedness, and (2) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information; and

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

            (i) Subordinated Debt of the Borrower in an outstanding aggregate principal amount not in excess of $150,000,000 provided that (A) such Subordinated Debt is binding only on the Borrower, (B) the principal amount of such Subordinated Debt does not exceed the principal amount of the 1999 Subordinated Notes as of the date of issuance of such Subordinated Debt, (C) such Subordinated Debt bears interest at a rate per annum not exceeding the rate borne by the 1999 Subordinated Notes, (D) such Subordinated Debt does not mature earlier, or amortize (whether by scheduled or mandatory prepayment or commitment reduction, or otherwise) more rapidly, than the 1999 Subordinated Notes and (E) the 1999 Subordinated Notes are repaid in an amount equal to the net cash proceeds of such Subordinated Debt on or before August 1, 2004.

      8.02 GUARANTEES.

      Be obligated, at any time, in respect of any Guarantee, except that this
Section 8.02 shall not apply to (a) Existing Guarantees, (b) Permitted Guarantees and (c) Guarantees which are permitted Indebtedness under Section
8.01 (and, if applicable, Section 8.22).

      8.03 LIENS.

      Permit to exist, at any time, any Lien upon any of its properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this Section 8.03 shall not apply to Permitted Liens; provided, however, that if, notwithstanding this Section 8.03, any Lien to which this Section 8.03 is applicable shall be created or arise, the liabilities of the Loan Parties under the Loan Documents shall, to the extent such Lien attaches to any asset that does not constitute Collateral or to any asset with respect to which such Lien would be prior to the Liens created by the Loan Documents, automatically be secured by such Lien equally and ratably with the other liabilities secured thereby, and the holder of such other liabilities, by accepting such Lien, shall be deemed to have agreed thereto and to share with the Lenders, on that basis, the proceeds of such Lien, whether or not the Lenders' security interest shall be perfected; provided further, however, that notwithstanding such equal and ratable securing and sharing, the existence of such Lien shall constitute a default by the Loan Parties in the performance or observance of this Section 8.03.

      8.04 RESTRICTED PAYMENTS.

      Make or declare or otherwise become obligated to make any Restricted Payment (other than obligations that are conditioned on compliance with this Section 8.04), except that this Section 8.04 shall not apply to any Restricted
Payment:

      (a) made to any Loan Party (other than a Limited Guarantor);

      (b) made by any Restricted Subsidiary to the holders of any class of its Capital Stock, pro rata in accordance with their respective interests in such class of Capital Stock;

      (c) consisting of payments under Permitted Tax Sharing Agreements;

      (d) so long as no Default shall have occurred or be continuing or shall occur as a consequence thereof, consisting of the purchase for value of shares of Capital Stock of the Borrower or warrants, options or other rights to acquire Capital Stock of the Borrower held by directors, officers or employees of the Borrower upon death, disability, retirement or termination of employment in an aggregate amount not to exceed $3,000,000 in any twelve-month period;

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

      (e) made (i) to Refinance any Subordinated Debt in an aggregate amount of up to $100,000,000, provided that, after giving effect to such Restricted Payment and the Refinancing of such Subordinated Debt, the Aggregate Revolving Commitments exceed the Total Revolving Outstandings by at least $75,000,000,
(ii) to pay any premium, "make-whole" amounts, penalties, fees and expenses in connection with a Refinancing of Subordinated Debt permitted pursuant to clause
(i) above or (iii) to pay any premium, "make-whole" amounts, penalties, fees and expenses of up to $15,000,000 in the aggregate in connection with any Refinancing of any Subordinated Debt that does not otherwise involve the making of any Restricted Payments;

      (f) so long as no Default shall have occurred or be continuing or shall occur as a consequence thereof, consisting of (x) the making of dividends or distributions on Capital Stock of the Borrower or (y) the purchase from the Permitted Holders, of Capital Stock of the Borrower owned by any of them for the purchase price and amount of distributions of up to $50,000,000 in the aggregate, provided that (i) no such dividend, distribution or purchase shall occur prior to December 31, 2005 and (ii) not more than $25,000,000 may be dividended, distributed or committed to be purchased, or purchased, prior to December 31, 2007 (provided, however, that, notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may, at any time, make dividends or distributions to or commit to purchase Capital Stock from the Permitted Holders so long as the agreement evidencing such commitment provides that the purchase will occur at a time permitted by this clause (f) and only to the extent such dividend, distribution or purchase is permitted by this clause (f) as of the proposed purchase date);

      (g) made by the Borrower in an aggregate amount not in excess of the sum of (i) $40,000,000, (ii) an additional $5,000,000 during any fiscal year of the Borrower (commencing with the fiscal year ending June 30, 2004) and (iii) an additional amount in any fiscal year of the Borrower (commencing with the fiscal year ending June 30, 2004) equal to 50% of Excess Cash Flow for the immediately preceding fiscal year, provided that (x) no Default shall have occurred and be continuing or would result therefrom and (y) the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Restricted Payment on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information (any portion of such amounts described in clauses
(ii) and (iii) above that is not paid in a particular fiscal year may be carried forward and paid in any subsequent fiscal year); and

      (h) consisting of purchases from a Permitted Holder of Capital Stock of the Borrower owned by such Permitted Holder, to the extent that such purchase is made with the net cash proceeds received by the Borrower or a Subsidiary from payments under life insurance policies on a Permitted Holder.

      8.05 MERGER OR CONSOLIDATION.

      Merge or consolidate with any Person, except that, if both before and after giving effect thereto no Default exists or would exist, this Section 8.05 shall not apply to:

      (a) any merger or consolidation of the Borrower with any one or more Restricted Subsidiaries or any one or more Persons in connection with a Permitted Acquisition, provided that, in each case, the Borrower shall be the continuing Person; and

      (b) any merger or consolidation of any Restricted Subsidiary with any one or more other Restricted Subsidiaries or any one or more Persons in connection with a Permitted Investment (except that (i) if a Guarantor is a party to such merger or consolidation, the continuing Person shall be a

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

Guarantor and (ii) if a Guarantor that is not a Limited Guarantor and a Limited Guarantor are parties to such merger or consolidation, the continuing Person shall be a Guarantor that is not a Limited Guarantor).

      8.06 VOLUNTARY DISPOSITIONS.

      Make any Voluntary Disposition, except that this Section 8.06 shall not apply to:

      (a) Excluded Dispositions;

      (b) the contribution of assets by K-T to the Salt Lake JOA (or a Subsidiary thereof) or the New Salt Lake JOA and the contribution of the SLC Printing Press Assets by the Borrower or a Restricted Subsidiary to the Salt Lake Printer Entity, in each case, so long as the Borrower shall have furnished to the Administrative Agent, not later than the fifth Business Day preceding the date of any such Voluntary Disposition (i) a certificate of a Responsible Officer of the Borrower stating that (A) each representation in Article VI is true and correct in all material respects both immediately before and after giving effect to such Voluntary Disposition (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date), and (B) no Default shall have occurred and be continuing both immediately before and after giving effect to such Voluntary Disposition, and (ii) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Voluntary Disposition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information;

      (c) the contribution of all or substantially all of the Capital Stock or assets of Los Angeles Daily News or Long Beach Publishing Company to the California Partnership (or a Subsidiary thereof), so long as the Borrower shall have furnished to the Administrative Agent, not later than the fifth Business Day preceding the date of any such Voluntary Disposition (i) a certificate of a Responsible Officer of the Borrower stating that (A) each representation in
Article VI is true and correct in all material respects both immediately before and after giving effect to such Voluntary Disposition (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date), and (B) no Default shall have occurred and be continuing both immediately before and after giving effect to such Voluntary Disposition, and (ii) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Voluntary Disposition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information;

      (d) any other Voluntary Disposition (including pursuant to exercises of Permitted Options not covered by Section 8.06(e)), so long as no Default shall have occurred and be continuing immediately prior or after giving effect to such Voluntary Disposition and

            (i) such Voluntary Disposition is a sale to any Person for a purchase price (at least 75% of which shall be in cash or Cash Equivalents; provided, that the amount of any liabilities (as shown on the Borrower's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Borrower or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee of any such assets shall be excluded from such calculation) in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the board of directors of the Borrower or the applicable Restricted Subsidiary, and (A) the Cash Flow

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

      Percentage attributable to such assets, together with the Cash Flow Percentage of all other assets sold by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) within the prior four fiscal quarters of the Borrower, does not exceed 15% and (B) the Cash Flow Percentage attributable to such assets, together with the Cash Flow Percentage (determined, with respect to prior sales at the time of each such sale) of all assets sold by the Borrower and its Restricted Subsidiaries pursuant to this clause (i) since the Closing Date does not exceed 30%, and (C) the Borrower shall have furnished to the Administrative Agent, not later than the fifth Business Day preceding the date of any such Voluntary Disposition wherein the sale price or the fair market value of the assets of the applicable Restricted Subsidiary is greater than $10,000,000, (1) a certificate of a Responsible Officer of the Borrower stating that (x) each representation in Article VI is true and correct in all material respects both immediately before and after giving effect to such Voluntary Disposition (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date), and (y) no Default shall have occurred and be continuing both immediately before and after giving effect to such Voluntary Disposition, and (2) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Voluntary Disposition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information, or

            (ii) such Voluntary Disposition is an exchange, with any Person, of assets exchanged by the Borrower or applicable Restricted Subsidiary comprising one or more newspapers or assets or properties utilized in a Permitted Business for one or more newspapers or assets or properties utilized in a Permitted Business, or the Capital Stock of a Person owning any of the foregoing, and of equal or greater value, as determined in the good faith judgment of the board of directors of the Borrower or the applicable Restricted Subsidiary (provided that, up to 25% of the consideration received by the Borrower or such Restricted Subsidiary in connection with such exchange may consist of cash or Cash Equivalents, Capital Stock, obligations or securities), and the Borrower shall have furnished to the Administrative Agent, not later than the fifth Business Day preceding the date of any such exchange wherein the fair market value of the assets received in exchange is greater than $10,000,000, (1) a certificate of a Responsible Officer of the Borrower stating that (x) each representation and warranty in Article VI is true and correct in all material respects both immediately before and after giving effect to such Voluntary Disposition (except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date), (y) no Default shall have occurred and be continuing both immediately before and after giving effect to such Voluntary Disposition and (z) the value of the assets received by the Borrower or applicable Restricted Subsidiary in such exchange is not less than the fair market value of the assets disposed by the Borrower or such Restricted Subsidiary in such exchange, and (2) a Pro Forma Compliance Certificate demonstrating that the Borrower would be in compliance with Section 8.19 after giving effect to such Voluntary Disposition on a Pro Forma Basis as of the most recent fiscal quarter end with respect to which the Administrative Agent has received the Required Financial Information; and

      (e) any Voluntary Disposition pursuant to the exercise of a Permitted Option of interests in the Salt Lake Printer Entity or the K-T Printer Assets for a purchase price at least 75% of which shall be in cash or Cash Equivalents.

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      8.07 INVESTMENTS.

      Make or acquire any Investment or have any Investment outstanding, except for Permitted Investments.

      8.08 TAXES OF OTHER PERSONS.

      (a) File a consolidated, combined, unitary or similar group tax return with any other Person other than, in the case of the Borrower, a Consolidated Tax Subsidiary and, in the case of any such Subsidiary, the Borrower or a Consolidated Tax Subsidiary or (b) except as required by applicable Law or as permitted by Section 8.04 hereof, pay or enter into any Contract to pay any taxes owing by any Person other than the Borrower or a Consolidated Tax Subsidiary.

      8.09 BENEFIT PLANS.

      (a) Permit any Benefit Plan to be amended in any manner that would increase the aggregate Unfunded Benefit Liabilities under all Benefit Plans as of the Closing Date by more than$10,000,000; or

      (b) Permit any Benefit Plan to have a Funded Current Liability Percentage of less than 60%.

      8.10 TRANSACTIONS WITH AFFILIATES.

      Effect any transaction (or series of related transactions) (each a "Transaction") with any Affiliate of the Borrower, including, without limitation, any sale, purchase, lease or loan or any other direct or indirect payment, transfer or other disposition of assets, property or services, unless such Transaction is on terms no less favorable to the Borrower or the applicable Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable arm's-length transaction with an independent third party except for
(A) any Transaction (i) between Loan Parties (other than a transaction involving a Limited Guarantor) or (ii) between Restricted Subsidiaries of the Borrower that are not Loan Parties, (B) Permitted Investments, (C) Restricted Payments not prohibited by Section 8.04, (D) payments to MediaNews Services, Inc. for payroll and benefits and for up to $3,500,000 per year in reimbursement of other actual cash expenses paid by MediaNews Services, Inc. relating to the operation of the Borrower and its Restricted Subsidiaries (or incurred on behalf of the Borrower and its Restricted Subsidiaries), (E) employee benefits, insurance (including directors and officers insurance) and compensation, including, without limitation, bonuses, retirement plans, equity plans, directors fees and stock options, paid to or established for directors and officers of the Borrower or any Restricted Subsidiary in the ordinary course of business and approved by the board of directors (or any committee thereof) of the Borrower, (F) any Transaction to the extent that the consideration paid by the Borrower or any Restricted Subsidiary in such Transaction is shares of the Borrower's Capital Stock and (G) Transactions pursuant to any contract or agreement in effect on the Closing Date and identified on Schedule 8.10, as the same may be amended, modified or replaced from time to time, so long as any such contract or agreement as so amended, modified or replaced is, taken as a whole, no less favorable in any material respect to the Borrower and its Restricted Subsidiaries or to the Lenders than the contract or agreement as in effect on the Closing Date.

      8.11 LIMITATION ON RESTRICTIVE COVENANTS.

      Permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any Restricted Subsidiary to (a) pay dividends or make any other distributions on shares of its Capital Stock held by the Borrower or any other Restricted

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Subsidiary, (b) pay any obligation owed to the Borrower or any other Restricted
Subsidiary, (c) make any Investments in the Borrower or in any other Restricted Subsidiary, (d) transfer any of its Property (other than an interest in an Unrestricted Subsidiary, or any Property that is required to be distributed to other equity holders (in proportion to their percentage of ownership or profits interest) in the event of a liquidation) to the Borrower or any other Restricted Subsidiary or (e) create any Lien in favor of the Administrative Agent upon its Property (other than an interest in an Unrestricted Subsidiary) whether now owned or hereafter acquired or upon any income or profits therefrom, except that this Section 8.11 shall not apply to Permitted Restrictive Covenants.

      8.12 ISSUANCE OR DISPOSITION OF CAPITAL STOCK.

      Sell, transfer or otherwise dispose of any Capital Stock of any Restricted Subsidiary owned by any Loan Party, except for (a) any issuance or sale of any such Capital Stock that is subjected to the Liens created by the Loan Documents in a manner satisfactory to the Administrative Agent, (b) any disposition of any such Capital Stock permitted under Section 8.06 and (c) any issuance or sale of any such Capital Stock for consideration in an amount not less than the fair market value of such Capital Stock, as determined in the good faith judgment of the board of directors of the Borrower or the applicable Restricted Subsidiary.

      8.13 SUBSTANCE STORAGE AND DISPOSAL.

      Permit any hazardous wastes, environmental contaminants or other substances, the improper release or disposal of which would reasonably be expected to result in the incurrence by the Borrower or any of its Restricted Subsidiaries of material remedial obligations under applicable Law, to be brought onto or stored on the properties owned or leased by it except for (a) substances to be used in connection with the business of the Borrower and its Restricted Subsidiaries, pending and during such use and (b) substances that were generated or used in connection with such business, pending their disposal.

      8.14 PERMITTED TAX SHARING AGREEMENTS; JOA CONTRACTS.

            (a) Amend, waive, modify or supplement the terms of any Permitted Tax Sharing Agreement, or

            (b) Amend, waive, modify or supplement any of the Contracts by which any JOA is governed, managed or operated if the effect thereof is to allow such JOA to retain cash in a greater amount or for longer periods of time than would be the case in the absence of such amendment, waiver, modification or supplement.

      8.15 CERTAIN RESTRICTIONS WITH RESPECT TO OTHER INDEBTEDNESS.

      Amend, supplement or otherwise change (or agree to any amendment, supplement or other change of) the terms of the 1999 Subordinated Notes, the 2003 Subordinated Notes, the 1999 Indenture or the 2003 Indenture, or make any payment consistent with an amendment, supplement or change thereto, if the effect of such amendment, supplement or change is to increase the interest rate payable on the 1999 Subordinated Notes or the 2003 Subordinated Notes, advance the dates upon which payments of principal or interest are due on the 1999 Subordinated Notes or the 2003 Subordinated Notes (including any such change that adds or modifies mandatory or voluntary prepayments), change, in a manner adverse in any material respect to the Borrower and the Restricted Subsidiaries or which confers additional material rights on the holders thereof, any event of default or covenant (or any definition relating thereto) with respect to the 1999 Subordinated Notes or the 2003 Subordinated Notes, change the

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redemption or repurchase provisions with respect to the 1999 Subordinated Notes or the 2003 Subordinated Notes in a manner adverse in any material respect to the Borrower and the Restricted Subsidiaries or which confers additional material rights on the holders thereof, change the subordination provisions of the 1999 Subordinated Notes or the 2003 Subordinated Notes or otherwise increase in any material respect the obligations of the obligor or confer additional material rights on the holders of the 1999 Subordinated Notes or the 2003 Subordinated Notes without, in each case, obtaining the prior written consent of the Required Lenders to such amendment or change.

      8.16 CERTAIN ACTIVITIES OF THE CALIFORNIA PARTNERSHIP.

      (a) Amend, waive, modify or supplement the Partnership Agreement in any manner that has the effect of further limiting or restricting the transferability of the partnership interests in the California Partnership held by West Coast MediaNews or any of its Affiliates or could otherwise reasonably be expected to have a material adverse effect on the practical ability of the Lenders to realize the benefits of the Collateral (as the Collateral applies to the partnership interests in the California Partnership) or (b) take any action or refrain from taking any action the result of which, directly or indirectly, is that the California Partnership no longer constitutes a Subsidiary or the Borrower no longer controls, directly or indirectly, the California Partnership.

      8.17 CERTAIN ACTIVITIES OF DENVER; DENVER ACQUISITION DOCUMENTS.

      Permit Denver and its Subsidiaries to, directly or indirectly, amend, waive, modify or supplement any of the Denver Acquisition Documents or the Denver JOA Documents in any manner that has the effect of further limiting or restricting the transferability of the Capital Stock of Denver or any of its Subsidiaries owned by the Borrower or any Restricted Subsidiary or could otherwise reasonably be expected to have a material adverse effect on the practical ability of the Lenders to realize the benefits of the Collateral (as the Collateral applies to such Capital Stock).

      8.18 MASTER INTERCOMPANY NOTE.

      Amend, waive or modify the Master Intercompany Note in any material respect, or fail to perform or fail to require the performance of any material obligation set forth in the Master Intercompany Note, in each case in accordance with the terms thereof.

      8.19 FINANCIAL COVENANTS.

      (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period:

              PERIOD                               RATIO
              ------                               -----
Closing Date through June 30, 2004              6.00 to 1.0
July 1, 2004 through June 30, 2005              5.75 to 1.0
July 1, 2005 through June 30, 2006              5.50 to 1.0
July 1, 2006 through June 30, 2007              5.25 to 1.0
July 1, 2007 through June 30, 2008              5.00 to 1.0
            Thereafter                          4.50 to 1.0

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

      (b) Ratio of Consolidated Senior Debt to Consolidated Operating Cash Flow. Permit the ratio of Consolidated Senior Debt to Consolidated Operating Cash Flow at any time during a period set forth below to be greater than the ratio set forth opposite such period:

              PERIOD                               RATIO
              ------                               -----
Closing Date through June 30, 2004              3.75 to 1.0
July 1, 2004 through June 30, 2005              3.50 to 1.0
July 1, 2005 through June 30, 2007              3.25 to 1.0
            Thereafter                          3.00 to 1.0

      (c) Fixed Charge Coverage. Permit the ratio of (i) Consolidated Operating Cash Flow to (ii) Consolidated Fixed Charges determined as of the end of any fiscal quarter ending in a period set forth below to be less than the ratio set forth opposite such period:

              PERIOD                               RATIO
              ------                               -----
Closing Date through June 30, 2006              1.15 to 1.0
            Thereafter                          1.25 to 1.0

      8.20 DESIGNATED SENIOR DEBT.

      Cause or permit any Indebtedness other than the Obligations to constitute "Designated Senior Debt" (or comparable term) within the meaning and pursuant to the terms of any Contract evidencing or governing any Subordinated Debt. The Borrower hereby agrees and acknowledges that the Obligations shall constitute "Designated Senior Debt" (or any comparable term) for purposes of all Subordinated Debt of the Borrower or any of its Restricted Subsidiaries in respect of which such term (or comparable term) has relevance.

      8.21 ADDITIONAL JOAS.

      After the Closing Date, acquire any interest in, or enter into, any JOA (including the New Salt Lake JOA) or the Salt Lake Printer Entity unless (a) the Capital Stock thereof or other interests therein shall be pledged pursuant to the Collateral Documents or (b) the Capital Stock thereof or other interests therein shall be owned directly by a newly formed corporation or limited liability company that (i) shall have no assets other than its interest in such JOA or the Salt Lake Printer Entity, (ii) shall have no other liabilities other than its obligations as a Guarantor hereunder and as a holder of its interest in such JOA or the Salt Lake Printer Entity and (iii) shall have become a Guarantor pursuant to Section 7.04 and the Borrower and its Restricted Subsidiaries shall have granted a security interest in its interest in their Capital Stock in such newly formed corporation or limited liability company to the Administrative Agent, for the benefit of the Lenders, in each case, accordance with Section 7.08.

      8.22 ADDITIONAL LIMITATIONS ON RESTRICTED SUBSIDIARIES OR JOAS THAT ARE NOT GUARANTORS.

      (a) In respect of Limited Guarantors, Restricted Subsidiaries that are not Guarantors and JOAs, (i) permit (A) the aggregate outstanding amount of all Indebtedness of such Persons required to be consolidated with the Borrower and its Restricted Subsidiaries in accordance with Section 1.03(d) (excluding Indebtedness in respect of the Denver Synthetic Lease or the Salt Lake Printer Lease and any Intercompany Debt) to exceed $75,000,000 or (B) the aggregate outstanding amount of all Indebtedness attributable to any one of such Person and which is required to be consolidated with the Borrower and its Restricted Subsidiaries in accordance with Section 1.03(d) (excluding Indebtedness in respect of the

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

Denver Synthetic Lease, the Salt Lake Printer Lease and any Intercompany Debt) to exceed $50,000,000, or (ii) permit to exist, at any time, any consensual restriction limiting the ability (whether by covenant, event of default, subordination or otherwise) of any such Person to (A) pay dividends or make any other distributions on shares of its Capital Stock or (B) pay any obligation owed to the Borrower or any Restricted Subsidiary or (C) create any Lien in favor of the Administrative Agent upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom, except that this clause (ii) shall not apply to (1) any covenant or restriction contained in any Contract evidencing or providing for the creation of or concerning Indebtedness of any such Person permitted to be outstanding hereunder and limiting the ability of such Person (x) to pay dividends or make any other distributions on shares of its Capital Stock during the existence of any default or event of default with respect to such Indebtedness, (y) to pay any obligation owed to the Borrower or any Restricted Subsidiary during the existence of any default or event of default with respect to such Indebtedness or (z) to create any Lien upon its property or assets whether now owned or hereafter acquired or upon any income or profits therefrom or (2) to restrictions of the kinds described in the definitions of "Permitted Liens" or "Permitted Restrictive Covenants" set forth in Section 1.01 or described in Schedule 8.22.

      (b) Permit any JOA or the Salt Lake Printer Entity to fail to make such corporate, partnership or limited liability company distributions or otherwise transfer its cash and cash equivalents to the Borrower or any of the Restricted Subsidiaries, so that, as a result of such distributions and transfers, such JOA (and its Subsidiaries) or the Salt Lake Printer Entity shall own or hold cash and cash equivalents not in excess of $10,000,000 as of the end of any fiscal month.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

      9.01 EVENTS OF DEFAULT.

      Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, any Restricted Subsidiary or any other Loan Party, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

            (a) The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, any commitment or other fee due hereunder or any other amount payable hereunder or under any other Loan Document; or

            (b) Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

            (c) The Loan Parties shall default in the performance or observance of:

                        (i) any term, covenant, condition or agreement contained
                  in Sections 7.01(a), (b), (c), or (f)(i), 7.02(a)(i) (insofar as such Section requires the

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

                  preservation of the corporate existence of each of the Loan Parties), 7.02(a)(vi), 7.04, 7.05, or 7.06(b) or Article VIII;
                  or

                        (ii) any term, covenant, condition or agreement
                  contained in any Loan Document (other than a term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section 9.01 specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of 30 days after the earlier to occur of (1) any Loan Party's obtaining actual knowledge of such default or (2) the receipt by the Loan Parties of written notice from the Administrative Agent requiring that such default be cured; or

            (d) With respect to any Indebtedness (other than Indebtedness outstanding under the Loan Documents) in excess of $10,000,000 in the aggregate for the Borrower and its Restricted Subsidiaries taken as a whole, (i) either (A) a default in any payment shall occur and continue (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness or (B) a default in the observance or performance relating to such Indebtedness or contained in any Contract evidencing, securing or relating thereto, or any other event or condition shall occur or exist, and such default, event or condition shall continue after the applicable grace period, if any, specified therein, if the effect of such default, event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness;; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or redemption or defeasance in accordance with the terms thereof, prior to the stated maturity thereof; unless in each such case the obligee under or holder of such Indebtedness shall have waived in writing such circumstance so that such circumstance is no longer continuing; or

            (e) (i) The Borrower, any Restricted Subsidiary or any other Loan Party shall (A) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other Debtor Relief Laws, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under Debtor Relief Laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any corporate action for the purpose of effecting any of the foregoing; or

            (ii) (A) A case or other proceeding shall be commenced against the Borrower, any Restricted Subsidiary or any other Loan Party seeking (1) relief under the United States Bankruptcy Code (as now or hereafter in effect) or under any other Debtor Relief Laws, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower, any such Restricted Subsidiary or any other Loan Party, or of all or any substantial part of the assets, domestic or foreign, of the Borrower, any such Restricted Subsidiary or any other Loan Party, and such case or proceeding shall continue undismissed and unstayed for a period of 45 days, or (B) an order granting the relief requested in such case or proceeding against the Borrower, any such Restricted Subsidiary or any other Loan Party (including an order for relief under such Federal bankruptcy laws) shall be entered; or

            (f) A judgment or order shall be entered against the Borrower, any Restricted Subsidiary or any other Loan Party by any court, and (i) in the case of any judgment or order for the payment of money in which the aggregate amount thereof exceeds applicable insurance coverage by at least $10,000,000, either (A) such judgment or order shall continue undischarged and unstayed for a period of 30 days or (B) enforcement proceedings shall have been commenced upon such judgment or order and (ii) in the case of any judgment or order for other than the payment of money, such judgment or order could reasonably be expected, in the reasonable judgment of the Required Lenders, together with all other such judgments or orders, have a Material Adverse Effect; or

            (g) (i) Any Termination Event shall occur with respect to any Benefit Plan of the Borrower, any Restricted Subsidiary, any other Loan Party or any of their respective ERISA Affiliates, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any such Benefit Plan, (iii) any Person shall engage in any Prohibited Transaction involving any such Benefit Plan, (iv) the Borrower, any Restricted Subsidiary, any other Loan Party or any of their respective ERISA Affiliates shall be in "default" (as defined in ERISA Section 4219(c)(5)) with respect to payments owing to any such Benefit Plan that is a Multiemployer Benefit Plan as a result of such Person's complete or partial withdrawal (as described in ERISA Section 4203 or 4205) therefrom,
      (v) the Borrower, any Restricted Subsidiary, any other Loan Party or any of their respective ERISA Affiliates shall fail to pay when due an amount that is payable by it to the PBGC or to any such Benefit Plan under Title IV of ERISA, (vi) a proceeding shall be instituted by a fiduciary of any such Benefit Plan against the Borrower, any Restricted Subsidiary, any other Loan Party or any of their respective ERISA Affiliates to enforce ERISA Section 515 and such proceeding shall not have been dismissed within 30 days thereafter, or (vii) any other event or condition shall occur or exist with respect to any such Benefit Plan, except that no event or condition referred to in clauses (i) through (vii) shall constitute an Event of Default if it, together with all other such events or conditions at the time existing, has not subjected, and in the reasonable determination of the Required Lenders will not subject, the Borrower, any Restricted Subsidiary or any other Loan Party to any liability that, alone or in the aggregate with all such liabilities for all such Persons, exceeds $10,000,000; or

            (h) Any Loan Party or any Affiliate of any Loan Party asserts, or any Loan Party or any Affiliate of any Loan Party or any other Person institutes any proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Liens created by the Collateral Documents are not valid and perfected first priority security interests in the Collateral subject only to Permitted Liens; or

            (i) The Permitted Holders shall collectively at any time cease to be the beneficial owners, directly or indirectly, of common Capital Stock of the Borrower representing at least a majority of the issued and outstanding shares of the Borrower's common Capital Stock; or

            (j) William Dean Singleton and Joseph J. Lodovic, IV shall at any time cease to be senior officers of the Borrower or to otherwise remain actively involved in the management of the Borrower and shall not have been replaced by one or more senior officers reasonably satisfactory to the Required Lenders within 90 days of such event (such consent of the Required Lenders not to be unreasonably withheld or delayed); or

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

            (k) the occurrence of a "Change of Control" of the Borrower (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Debt; or

            (l) any of the Obligations for any reason shall cease to be "Designated Senior Debt" within the meaning and pursuant to the terms of the 1999 Indenture, the 2003 Indenture or any Contract evidencing or governing any other Subordinated Debt.

      9.02 REMEDIES UPON EVENT OF DEFAULT.

      If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

            (a) declare the commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

            (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

            (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

            (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

      9.03 APPLICATION OF FUNDS.

      After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

      First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

      Second, to payment of that portion of the Obligations constituting fees (other than the fees described in Section 2.03(i) and Section 2.09(a)), indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable

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

      under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

      Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings and fees (including the fees described in Section 2.03(i) and Section 2.09(a)), premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, to the extent such Swap Contract is permitted by Section 8.01, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) in proportion to the respective amounts described in this clause Third held by them;

      Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, to the extent such Swap Contract is permitted by Section 8.01, and to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) in proportion to the respective amounts described in this clause Fourth held by them; and

      Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

      Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

                                    ARTICLE X

                              ADMINISTRATIVE AGENT

      10.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

      (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a

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

matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

      (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article X and in the definition of "Agent-Related Person" included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

      10.02 DELEGATION OF DUTIES.

      The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

      10.03 LIABILITY OF ADMINISTRATIVE AGENT.

      No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

      10.04 RELIANCE BY ADMINISTRATIVE AGENT.

      (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in

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

refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

      (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date or, in the case of the Tranche A Term Loan and the Tranche C Term Loan, the Amendment No. 3 Effective Date, in either case, specifying its objection thereto.

      10.05 NOTICE OF DEFAULT.

      The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with
Article IX; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

      10.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT.

      Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

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      10.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT.

      Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that (a) no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 10.07 and (b) no Lender shall be liable for the payment of any portion of an Indemnified Liability pursuant to this Section 10.07 unless such Indemnified Liability was incurred by the Administrative Agent in its capacity as such or by another Agent-Related Person acting for the Administrative Agent in such capacity. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section 10.07 shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

      10.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

      Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

      10.09 SUCCESSOR ADMINISTRATIVE AGENT.

      The Administrative Agent may resign as Administrative Agent upon thirty days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as L/C Issuer and Swingline Lender. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the

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Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers, obligations and duties of the retiring Administrative Agent, L/C Issuer and Swingline Lender and the respective terms "Administrative Agent", "L/C Issuer" and "Swingline Lender" shall mean such successor administrative agent, Letter of Credit issuer and swingline lender, and the retiring Administrative Agent's appointment, powers and duties in such capacities shall be terminated without any other further act or deed on its behalf. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.04 and
11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date thirty days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

      10.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 11.04) allowed in such judicial proceeding; and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

      Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

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      10.11 COLLATERAL AND GUARANTY MATTERS.

      The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

            (a) to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any Voluntary Disposition permitted hereunder or under any other Loan Document or any Involuntary Disposition, or (iii) as approved in accordance with Section 11.01;

            (b) to subordinate any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such Property securing Purchase Money Indebtedness that is permitted by
      Section 8.01; and

            (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

      Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 10.11.

      10.12 OTHER AGENTS; ARRANGERS AND MANAGERS.

      None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

      11.01 AMENDMENTS, ETC.

      No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

            (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of

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      any Default or Event of Default or a mandatory reduction in Commitments
      (other than a reduction of the Aggregate Revolving Commitments pursuant to Section 2.06(b)(ii)) is not considered an extension or increase in Commitments of any Lender);

            (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

            (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

            (d) change Section 2.13 or Section 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;

            (e) change any provision of this Section 11.01(e) or the definition of "Required Revolving Lenders" or "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender directly affected thereby;

            (f) except in connection with a Voluntary Disposition permitted under Section 8.06, release all or substantially all of the Collateral without the written consent of each Lender directly affected thereby;

            (g) release the Borrower or, except in connection with a merger or consolidation permitted under Section 8.05 or a Voluntary Disposition permitted under Section 8.06, all or substantially all of the Guarantors, from its or their obligations under the Loan Documents without the written consent of each Lender directly affected thereby; or

            (h) without the consent of Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of each of (i) the outstanding Tranche A Term Loan, (ii) the outstanding Tranche B Term Loan and (iii) the outstanding Tranche C Term Loan (and participations therein), (A) amend, change, waive, discharge or terminate Section 2.05(b)(iii) so as to alter the manner of application of proceeds of any mandatory prepayment required by Section 2.05(b)(ii) or (B) change any provision of this Section 11.01(h);

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be

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amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the United States Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

      11.02 NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

      (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection
(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

            (i) if to the Borrower, the Administrative Agent, an L/C Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

            (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swingline Lender.

      All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent, an L/C Issuer and the Swingline Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

      (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

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      (c) Electronic Communications. Notices and other communications to the
Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

      (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices and Swingline Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

      11.03 NO WAIVER; CUMULATIVE REMEDIES.

      No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      11.04 ATTORNEY COSTS, EXPENSES AND TAXES.

      The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs and costs and expenses in connection with the use of Intralinks, Inc. or other similar information transmission systems in connection with this Agreement, and
(b) to pay or reimburse the Administrative Agent and each Lender for all reasonable costs and expenses incurred in

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connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other reasonable out-of-pocket expenses incurred by the Administrative Agent and the reasonable cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. All amounts due under this
Section 11.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section 11.04 shall survive the termination of the Aggregate Revolving Commitments and repayment of all other Obligations.

      11.05 INDEMNIFICATION BY THE BORROWER.

      Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, trustees, advisors, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of hazardous wastes, environmental contaminants or other substances on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any liability arising from Laws relating to pollution and the protection of the environment that relate in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Loan Party or any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section
11.05 shall be payable within ten Business Days after demand therefor. The agreements in this Section 11.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

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      11.06 PAYMENTS SET ASIDE.

      To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

      11.07 SUCCESSORS AND ASSIGNS.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section 11.07, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 11.07 or
(iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section 11.07 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this
Section 11.07 and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

      (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section 11.07) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of an assignment of Revolving Loans and $1,000,000 in the case of an assignment of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's Loans and Commitments, and rights and obligations with respect thereto, assigned, except that this clause (ii) shall not apply to rights in respect of Swingline Loans, the Tranche A Term Loan, the Tranche B Term Loan or the Tranche C Term Loan; (iii) any assignment of a

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Revolving Commitment must be approved by the Administrative Agent, the L/C
Issuers and the Swingline Lender unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.07, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 11.07.

      (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

      (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a) through
(g) of the first proviso to Section 11.01 that directly affects such Participant. Subject to subsection (e) of this Section 11.07, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01,
3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 11.07. To the extent permitted by law, each Participant also shall be

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entitled to the benefits of Section 11.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

      (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 11.15 as though it were a Lender.

      (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      (g) As used herein, the following terms have the following meanings:

            "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent (and in the case of an assignment of a Revolving Commitment, the L/C Issuers and the Swingline Lender), and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

            "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

            "Approved Fund" means any Fund that is administered or managed by
      (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty days' notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) upon thirty days' notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as L/C Issuer or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swingline Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the

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Lenders to make Base Rate Loans or fund risk participations in outstanding
Swingline Loans pursuant to Section 2.04(c).

      11.08 CONFIDENTIALITY.

      Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors and to any direct or indirect contractual counterparty (or such contractual counterparty's professional advisor) under any swap agreement relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 11.08, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.08 or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower (other than through a Person whom the Administrative Agent or such Lender knows to be acting in violation of his or its obligations to the Borrower or any other Loan Party); or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates; provided, that in the event of any disclosure under clause (c) above, the Administrative Agent or such Lender (as the case may be) agrees to use reasonable efforts to inform the Borrower of such disclosure as promptly as practicable to the extent not prohibited by law. In addition, the Administrative Agent and the Lenders may, with the prior written consent of the Borrower, disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 11.08, "Information" means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified in writing at the time of delivery as confidential or proprietary. Any Person required to maintain the confidentiality of Information as provided in this Section 11.08 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, "Information" shall not include, and the Borrower, the other Loan Parties, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates) may disclose to any and all Persons, without limitation of any kind
(a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant

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to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the Persons referred to above.

      11.09 SET-OFF.

      In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender and any Affiliate of any Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      11.10 INTEREST RATE LIMITATION.

      Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

      11.11 COUNTERPARTS.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.12 INTEGRATION.

      This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan

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Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

      11.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

      11.14 SEVERABILITY.

      If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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      11.15 TAX FORMS.

            (a) (i) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Internal Revenue Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Internal Revenue Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

            (ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Internal Revenue Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

            (iii) The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 3.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 11.15(a) or (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 11.15(a); provided that if such Lender shall have satisfied the requirement of this
      Section 11.15(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 11.15(a) shall relieve the Borrower of its obligation to pay any amounts

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      pursuant to Section 3.01 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding.

            (iv) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 11.15(a).

            (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Internal Revenue Code, without reduction.

            (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this
      Section 11.16, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section
      11.15 shall survive the termination of the Aggregate Revolving Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

      11.16 REPLACEMENT OF LENDERS.

      Under any circumstances set forth herein providing that the Borrower shall have the right to replace a Lender as a party to this Agreement, the Borrower may, upon notice to such Lender and the Administrative Agent, replace such Lender by causing such Lender to assign its Commitment and outstanding Loans (with the assignment fee to be paid by the Borrower in such instance) pursuant to Section 11.07(b) to one or more other Lenders or Eligible Assignees procured by the Borrower; provided, however, that if the Borrower elects to exercise such right with respect to any Lender pursuant to Section 3.06(b), it shall be obligated to replace all Lenders that have made similar requests for compensation pursuant to Section 3.01 or 3.04. The Borrower shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of replacement (including any amounts payable pursuant to Section 3.05), (y) provide appropriate assurances and indemnities (which may include letters of credit) to the L/C Issuers and the Swingline Lender as each may reasonably require with respect to any continuing obligation to fund participation interests in any L/C Obligations or any Swingline Loans then outstanding, and (z) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender's Commitment and outstanding Loans and participations in L/C Obligations and Swingline Loans.

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      11.17 GOVERNING LAW.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

      11.18 WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Section 11.18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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      11.19 USA PATRIOT ACT NOTICE.

      Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

      11.20 SOURCE OF FUNDS.

      Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds used by such Lender in connection with the financing hereunder:

      (a) no part of such funds constitutes assets of any employee benefit plan (or its related trust);

      (b) the source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Class Exemption ("PTE") 90-1 (issued by the United States Department of Labor January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued June 12, 1991 and amended by PTE 2002-13 (issued March 1, 2002)), the requirements of
Section III(b) of PTE 90-1 or Section III(b) of PTE 91-38 are and will continue to be satisfied, and no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

      (c) the source is an "insurance company general account" within the meaning of PTE 95-60 (issued July 12, 1995 and amended by PTE 2002-13 (issued March 1, 2002)) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Lender most recently filed with such Lender's state of domicile; or

      (d) the source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 issued March 13, 1984 and amended by PTE 2002-13 (issued March 1, 2002) (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), and the applicable conditions of the QPAM Exemption are satisfied.

As used in this Section 11.20, the term "employee benefit plan" shall have the meaning assigned to such term in Section 3(3) of ERISA.

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